UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Jeffrey T. Rauman, President/Chief Executive Officer
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(626) 914-7363
Registrant's telephone number, including area code

Date of fiscal year end: September 30, 2019

Date of reporting period:  September 30, 2019

Item 1. Reports to Stockholders.

Annual Report September 30, 2019	SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

Each a series of Advisors Series Trust (the “Trust”)

	SHENKMAN CAPITAL		Institutional
	FLOATING RATE	Class F	Class
	HIGH INCOME FUND	(SFHFX)	(SFHIX)

	SHENKMAN CAPITAL				Institutional
	SHORT DURATION	Class A	Class C	Class F	Class
	HIGH INCOME FUND	(SCFAX)	(SCFCX)	(SCFFX)	(SCFIX)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds (defined herein) or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds or your financial intermediary electronically through the Funds’ website.

You may elect to receive all future reports in paper free of charge. You can inform the Funds or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all Funds held with the fund complex and may apply to all funds held through your financial intermediary.

c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, Wisconsin 53201-0701
1-855-SHENKMAN (1-855-743-6562)

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SHAREHOLDER LETTER
September 30, 2019

Dear Shareholder,

The loan market experienced a notable contrast in performance between the fourth quarter of 2018 and the first nine months of 2019. The fourth quarter was characterized by a selloff alongside a “risk-off” tone across the global markets, during which the loan market outperformed, whereas the first nine months of 2019 bounced back with strong performance.

Fund Overview and Performance

The Shenkman Capital Floating Rate High Income Fund (the “Fund”) seeks to generate high current income through active selection of investments in the leveraged loan universe. The Fund’s Institutional Class shares (SFHIX) had a return of +2.82% for the fiscal year ended September 30, 2019 (the “Fiscal Year”). The Fund’s Class F shares (SFHFX) had a return of +2.69% for the Fiscal Year.  The Fund performed well with a lower risk profile than the S&P/LSTA Leveraged Loan Index (the “Index”).  For the Fiscal Year, the Index posted a return of +3.10%, while the S&P/LSTA B- and Above Leveraged Loan Index (the “B- and Above Index”) returned +3.62%.

The Fund looks to invest in loans that have the best opportunity of providing superior risk-adjusted returns and remains well-diversified, with investments in over 250 issuers across more than 30 industries.  From a ratings quality perspective, the Fund’s CCC-rated and below weighting was 4.36% at the end of the Fiscal Year, roughly half of the overall Index weight of 7.96%.  Second-lien exposure was approximately 30% lower than the Index weight, 2.53% compared to 3.50%.  The largest contributors to relative performance were selection and an underweight in Oil & Gas and Home Furnishings.  Conversely, selection in Food Service and selection and an underweight in Electronics/Electrical detracted from performance.

As of September 30, 2019, approximately 89% of the Fund’s assets were invested in bank loans, 9% in high yield bonds and 2% in cash.

Market Commentary

Higher quality credits materially outperformed during the Fiscal Year with BB- rated and B-rated loans returning +4.05% and +3.22%, respectively, compared to CCC-rated and below loans returning -4.74%, exhibiting a difference in risk appetite.  By industry, Cable and Satellite TV, Radio and Television, and Ecological Services and Equipment were the best performers.  Home Furnishings, Nonferrous Metals – Minerals, and Oil and Gas were the worst performers.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SHAREHOLDER LETTER – Continued
September 30, 2019

The primary market remained active as a total of $310.9 billion of new institutional loan supply came to market during the Fiscal Year, according to Leveraged Commentary & Data by S&P Global Market Intelligence.  The loan market grew by approximately $90 billion during the Period to nearly $1.2 trillion at September 30, 2019.

In terms of demand, new formations of collateralized loan obligations (“CLOs”) were solid as $117.9 billion came to market during the Fiscal Year.  Due to a change in interest rate expectations given a new Fed outlook, loan mutual funds saw continued outflows, albeit at a slower pace in 2019 than during the fourth quarter of 2018.

Default activity has slowed down, according to J.P. Morgan Research.  The leveraged loan par-weighted trailing twelve-month default rate dropped to 1.42% as of September 30, 2019, lower than the 1.77% default rate as of September 30, 2018, as the large default for iHeart Media rolled off.  This rate remains well-below the long-term historical average of over 3%.

Outlook

We remain constructive on the loan market overall and believe there are good opportunities to deploy capital in creditworthy issuers.  However, we believe credit selection will drive performance through the rest of 2019 and into 2020.  As volatility increases, there should continue to be an increased dispersion between better quality and riskier credits. Therefore, we remain cautious as we continue to review the relative value of our positions. Our core philosophy remains the preservation of capital, as we continue to strive to deliver market returns throughout the cycle with a lower risk profile.

Thank you again for your continued support and trust in the Fund.  We look forward to growing with you.

DISCLAIMERS

The Shenkman Group of Companies (the “Shenkman Group”) consists of Shenkman Capital Management, Inc., and its affiliates and subsidiaries, including, without limitation, Shenkman Capital Management Ltd, Romark Credit Advisors LP, and Romark CLO Advisors LLC.  The Shenkman Group focuses on the leveraged finance market and is dedicated to providing in-depth, bottom-up, fundamental credit analysis.

Shenkman Capital Management, Inc. (“Shenkman” or “Shenkman Capital”) is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”). Romark Credit Advisors LP is also registered as an investment adviser with the SEC and Romark CLO Advisors LLC is registered as a relying adviser of Romark Credit Advisors LP (together, “Romark”).

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SHAREHOLDER LETTER – Continued
September 30, 2019

Shenkman Capital Management Ltd is a wholly-owned subsidiary of Shenkman Capital Management, Inc. and is authorized and regulated by the U.K. Financial Conduct Authority. Such registrations do not imply any specific skill or training.  EEA Investors: This material is provided to you because you have been classified as a professional client in accordance with the Markets in Financial Instruments Directive (Directive 2014/65/EU) (known as “MiFID II”) or as otherwise defined under applicable local regulations. If you are unsure about your classification or believe that you may be a retail client under these rules, please contact the Shenkman Group and disregard this information.

Past performance does not guarantee future results.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Mutual fund investing involves risk. Principal loss is possible. There can be no assurance that the Fund will achieve its stated objective. In addition to the normal risks associated with investing, bonds and bank loans, and the funds that invest in them are subject to interest rate risk and can be expected to decline in value as interest rates rise. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities.

The Fund invests in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management, and the risk that a position could not be closed when most advantageous. Leverage may cause the effect of an increase or decrease in the value of the portfolio securities to be magnified and the Fund to be more volatile than if leverage was not used.

Investments in CLOs carry additional risks, including the possibility that distributions from collateral securities will not be adequate to make interest payments and that the quality of the collateral may decline in value or default.

Diversification does not assure a profit, nor does it protect against a loss in a declining market.

Credit quality weights by rating are derived from the highest bond rating as determined by S&P, Moody’s or Fitch. Bond ratings are grades given to bonds that indicate their credit quality as determined by private independent rating services such as Standard & Poor’s or Moody’s and Fitch. These firms evaluate a bond issuer’s financial strength, or its ability to pay a bond’s principal and interest in a timely fashion. Ratings are expressed as letters

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SHAREHOLDER LETTER – Continued
September 30, 2019

ranging from ‘AAA’, which is the highest grade, to ‘D’, which is the lowest grade. In limited situations when none of the three rating agencies have issued a formal rating, the Advisor will classify the security as nonrated.

The S&P LSTA B- & Above Leveraged Loan Index consists of all securities in the S&P/LSTA Leveraged Loan Index that have a B- and above S&P Rating.

The S&P/LSTA Leveraged Loan Index is a daily total return index that tracks the current outstanding balance and spread over LIBOR for fully funded term loans. The facilities included in the S&P/LSTA Leveraged Loan Index represent a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers. It is not indicative of the investment strategies employed by Shenkman Capital and may contain different facilities than the facilities in the Shenkman Capital Bank Loan Composite.

You cannot invest directly in an index.

Duration is a measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security.  Please refer to the Schedule of Investments for a complete list of fund holdings.

Must be preceded or accompanied by a prospectus.

The credit rating is a financial indicator to potential investors of debt securities such as bonds. These are assigned by credit rating agencies such as Moody’s and Standard & Poor’s to have letter designations (such as AAA, B, CC) which represent the quality of a bond. Moody’s assigns bond credit ratings of Aaa, Aa, A, Baa, Ba, B, Caa, Ca, C, with WR and NR as withdrawn and not rated. Standard & Poor’s assigns bond credit ratings of AAA, AA, A, BBB, BB, B, CCC, CC, C, D.

These materials may contain information obtained from third parties, and may include ratings from credit ratings agencies such as Standard & Poor’s.  Reproduction and distribution of third party content in any form is prohibited except with the prior written permission of the related third party.  Third-party information contained in this presentation was obtained from sources that the Shenkman Group considers to be reliable; however, no representation is made as to, and no responsibility, warranty or liability is accepted for, the accuracy, completeness, timeliness or availability of such information, including ratings.  Neither the Shenkman Group nor any third party content provider is responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or for the results obtained from the use of such content.  NEITHER THE SHENKMAN GROUP NOR ANY THIRD PARTY

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SHAREHOLDER LETTER – Continued
September 30, 2019

CONTENT PROVIDERS GIVE ANY EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE.  NEITHER THE SHENKMAN GROUP NOR ANY THIRD PARTY CONTENT PROVIDERS SHALL BE LIABLE FOR ANY DIRECT, INDIRECT, INCIDENTAL, EXEMPLARY, COMPENSATORY, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES, COSTS, EXPENSES, LEGAL FEES, OR LOSSES (INCLUDING LOST INCOME OR PROFITS AND OPPORTUNITY COSTS OR LOSSES CAUSED BY NEGLIGENCE) IN CONNECTION WITH ANY USE OF SUCH THIRD PARTY CONTENT, INCLUDING RATINGS.  Credit ratings are statements of opinions and are not statements of fact or recommendations to purchase, hold or sell securities.  They do not address the suitability of securities or the suitability of securities for investment purposes, and should not be relied on as investment advice.

References to indices are for information purposes only.  The Shenkman Group believes that any indices discussed herein are broad market indices and are indicative of the type of investments that the Shenkman Group may purchase, but may contain different securities than those held in the Shenkman Group portfolios managed pursuant to the strategies described herein. The indices have not been selected to represent an appropriate benchmark.  The strategies referred to herein are not designed to mimic the investments on which any index is based. The indices are unmanaged and not available for direct investment and do not reflect deductions for fees or expenses.

The Shenkman Capital Floating Rate High Income Fund is distributed by Quasar Distributors, LLC, which is not affiliated with Shenkman Capital Management, Inc.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SHAREHOLDER LETTER
September 30, 2019

Dear Shareholder,

The Shenkman Capital Short Duration High Income Fund (the “Fund”) continued to seek a high level of current income over the past fiscal year by focusing on investments within the non-investment grade universe, believed to be high quality, yet short duration. The Fund’s Institutional Class (SCFIX) returned +4.77% for the fiscal year ended September 30, 2019 (the “Fiscal Year”), and ended the Fiscal Year with a duration-to-worst of 0.6 years and average final maturity of 3.3 years. The Fund’s Class A shares returned +4.33% (without sales load) and +1.2% (with maximum sales load imposed on purchases of 3.00%) for the Fiscal Year, and the Class F shares returned +4.68%. Additionally, the Class C shares returned +3.57% (without sales load) and +2.57% (with maximum deferred sales load of 1.00%) for the Fiscal Year. The Fund’s benchmark, the ICE BofAML 0-2 Year Duration BB-B U.S. HY Constrained Index (H42C), returned +4.84% for the Fiscal Year, while the ICE BofAML 0-3 Year U.S. Treasury Index (G1QA) returned +3.83%.

The Fund’s sector positioning is largely a function of its focus on bottom-up, individual security selection and fundamental analysis as opposed to top-down, sector-driven allocations.  Healthcare remained the Fund’s largest exposure while Telecom: Wireline/Wireless moved up to the second largest, with both sectors representing more defensive and less economically sensitive industries with strong valuations and asset coverage.  Nearly all sectors posted positive returns for the Fiscal Year while Healthcare had the largest return contribution followed by Media-Cable, whereas Printing & Publishing and Real Estate Dev & Mgmt had the smallest.  Relative to the Index, lack of exposure to Oil & Gas and strong security selection in Finance:  Services were the largest contributors to returns, while the largest detractors were security selection in Support-Services and lower overall allocation in Telecom: Wireline/Wireless relative to the Index.  The Fund’s exposure to bank loans, which ended the period at 9.9%, was a detractor to performance as bank loan returns trailed short duration for the Fiscal Year.  As of September 30, 2019, the Fund’s average price was $102.79, with a current yield of 5.82%, yield-to-maturity of 4.76% and a yield-to-worst of 1.96%.  As diversification remains a key factor in mitigating risk, the Fund was well-diversified, ending the Fiscal Year with investments in 166 issuers across 33 industries.

Market Commentary

Financial markets were roiled in the final quarter of 2018 by ongoing fears that the looming U.S./China trade war could hamper global economic growth, plummeting crude oil prices, President Trump’s recurring attacks on the Federal Reserve, a retrenchment in equities, anxiety over the Fed’s rate tightening trajectory, and the pace of securities rolling off of the Fed’s

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SHAREHOLDER LETTER – Continued
September 30, 2019

balance sheet.  The ICE BofAML U.S. High Yield Index (H0A0) sank 4.67% in the fourth quarter, its worst quarterly decline since the third quarter of 2015, when the oil price crash shook markets.  Triple-C rated credits came under particular pressure, falling 10.35% while double-B’s posted the smallest declines as “risk-off” sentiment and rallying Treasuries buoyed the rating classification.  Although the higher-quality, short duration segment of high yield weakened in the quarter, it significantly outperformed broader high yield given its stronger underlying credit quality and shorter duration profile.  The ICE BofAML 0-2 Year Duration BB-B U.S. HY Constrained Index (H42C) fell 0.79%, while the ICE BofAML 0-3 Year U.S. Treasury Index (G1QA) advanced 1.08%.  The H0A0’s average price plummeted $6.21 to $92.31, pushing the yield-to-worst higher by 167bps to 7.95% and the spread-to-worst wider by 199bps to +537bps, their highest levels since mid-2016.  Due to elevated market volatility, high yield bond new issuance fell precipitously to just $6.1 billion versus $72.5 billion in last year’s fourth quarter and investors withdrew $20.2 billion from high yield mutual funds in the quarter, compared to $20.6 billion outflow for all of 2017.

After a negative year of returns for the high yield market in 2018 and a brutal fourth quarter, the leveraged finance asset classes rebounded dramatically in early 2019. This occurred after a rapid change in the U.S. Fed Chair’s tone and positive inflows helped technicals.  Concerns over global growth, political instability, and U.S./China trade negotiations still loomed over markets; however, the most dramatic news at the beginning of the year was from the U.S. as the Fed reversed its outlook for rate hikes. This triggered the best high yield returns in longer duration issues in the H0A0.  While healthy yet more subdued returns continued through the third quarter of 2019, the performance in the market for the period became even more bifurcated than earlier in the year with the H0A0 index, posting a solid return despite the negative returns in triple-C rated issues.  There was also a significant difference in performance by duration characteristics as shorter duration indexes underperformed the broader market which was assuredly helped by the U.S. Federal Reserve introducing the first two rate cuts in more than a decade.  Year-to-date returns through September for the H0A0 totaled an impressive +11.5% return.  While full year returns have benefitted from lower interest rates, spread tightening has also helped.  The higher-quality, short duration segment of high yield has also posted strong year-to-date returns though ultimately trailing the broader high yield market due to its shorter maturity and duration profile.  The H42C rallied +5.67%, while the G1QA advanced 2.72%.  High yield bond mutual fund flows reflected the overall positive sentiment as the year-to-date period saw a healthy +$15.3 billion of inflows compared with outflows totaling $45.1 billion in 2018.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SHAREHOLDER LETTER – Continued
September 30, 2019

While financial markets have been alternating between reacting to news on interest rates and global trade negotiations all year long, most developed country equity and credit markets have posted strong returns.  Unlike other major long-term rallies in credit, during 2019 the risk assets were not dragged along.  While the new issue market in leveraged bonds and loans have appeared to be more selective with regard to which transactions are successfully placed in the market, it remained very active during the third quarter, particularly in September. The market’s bias for better quality credit was evident as several riskier new issues had to improve terms for investors before they could be distributed, and some were pulled from the market all together.  In September, high yield bond issuance totaled $31.3 billion, which is the first time that issuance has exceeded $30 billion in 19 months, bringing year-to-date HY bond volumes to $208.2 billion, a gain of 24% year-over-year.  Despite the apparent risk aversion, low interest rates and readily available access to the market are good for valuations and corporate credit.

Outlook

Revisions in second quarter GDP showed consumer spending remaining relatively healthy, but a decline in business investment was evident. This ties in with weak reported manufacturing results and shows potential pressures mounting on the U.S. economy.  This trend may make investors more defensive.  Even in equities, there was a shift toward issues that are viewed as more defensive as value generally outperformed growth stocks.  A slow growth economy coupled with low interest rates should continue to benefit the high yield market. Within the leveraged finance market, we should continue to see a bias towards better quality issues for the forseeable future.

Thank you again for your continued support and trust in our strategy. We look forward to growing with you.

DISCLAIMERS

The Shenkman Group of Companies (the “Shenkman Group”) consists of Shenkman Capital Management, Inc., and its affiliates and subsidiaries, including, without limitation, Shenkman Capital Management Ltd, Romark Credit Advisors LP, and Romark CLO Advisors LLC.  The Shenkman Group focuses on the leveraged finance market and is dedicated to providing in-depth, bottom-up, fundamental credit analysis.

Shenkman Capital Management, Inc. (“Shenkman” or “Shenkman Capital”) is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”). Romark Credit Advisors LP is also registered as an investment adviser with the SEC and Romark CLO Advisors LLC is registered as a relying adviser of Romark Credit Advisors LP (together, “Romark”).  Shenkman Capital Management Ltd is a wholly-owned subsidiary of

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SHAREHOLDER LETTER – Continued
September 30, 2019

Shenkman Capital Management, Inc. and is authorized and regulated by the U.K. Financial Conduct Authority. Such registrations do not imply any specific skill or training.  EEA Investors: This material is provided to you because you have been classified as a professional client in accordance with the Markets in Financial Instruments Directive (Directive 2014/65/EU) (known as “MiFID II”) or as otherwise defined under applicable local regulations. If you are unsure about your classification or believe that you may be a retail client under these rules, please contact the Shenkman Group and disregard this information.

Past performance does not guarantee future results.

Opinions expressed are subject to change at any time, are not guaranteed and should not be considered investment advice.

Mutual fund investing involves risk. Principal loss is possible. There can be no assurance that the Fund will achieve its stated objective. In addition to the normal risks associated with investing, bonds and bank loans, and the funds that invest in them are subject to interest rate risk and can be expected to decline in value as interest rates rise. Investment by the Fund in lower-rated and non-rated securities presents a greater risk of loss to principal and interest than higher-rated securities. The Fund invests in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management, and the risk that a position could not be closed when most advantageous. Leverage may cause the effect of an increase or decrease in the value of the portfolio securities to be magnified and the Fund to be more volatile than if leverage was not used.

Diversification does not assure a profit, nor does it protect against a loss in a declining market.

The ICE BofAML U.S. High Yield Index (H0A0) has an inception date of August 31, 1986 and tracks the performance of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market.

The ICE BofAML 0-2 Year Duration BB-B U.S. HY Constrained Index (H42C) consists of all securities in the ICE BofAML BB-B U.S. High Yield Index (HUC4) that have a duration-to-worst of 2 years or less. The ICE BofAML U.S. High Yield, BB-B Rated, Constrained Index (HUC4) has an inception date of December 31, 1996, and is a subset of the ICE BofAML U.S. High Yield Index (H0A0) that consists of all securities rated BB1 through B3, based on an average of Moody’s, S&P and Fitch, but caps issuer exposure at 2%. The ICE BofAML U.S. Treasuries 0-3 year Index (G1QA) is an unmanaged index that tracks the performance of the direct sovereign debt of the U.S. Government having a maturity of less than three years.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SHAREHOLDER LETTER – Continued
September 30, 2019

You cannot invest directly in an index.

Basis points (bps) are equivalent to one-one hundredths of a percentage point.

Yield to Maturity is the total return anticipated on a bond if the bond is held until it matures.

Duration is a measure of the sensitivity of the price (the value of principal) of a fixed-income investment to a change in interest rates. Duration is expressed as a number of years.

Duration-to-worst is the duration of a bond computed using either the final maturity date, or a call date within the bond’s call schedule, whichever would result in the lowest yield to the investor.

Yield is defined as the income return on an investment. This refers to the interest or dividends received from a security and is usually expressed annually as a percentage based on the investment’s cost, its current market value or its face value.

Yield-to-worst is the lowest potential yield that can be received on a bond without the issuer actually defaulting.

30-Day SEC Yield (Subsidized/Unsubsidized): Represents net investment income earned by a fund over a 30-day period, expressed as an annual percentage rate based on the fund’s share price at the end of the 30-day period.

Spread-to-worst is the difference between the yield-to-worst of a bond and yield-to-worst of a U.S. Treasury with a similar duration.

Current Yield is the annual income (interest or dividends) divided by the current price of the security. This measure looks at the current price of a bond instead of its face value and represents the return an investor would expect if he or she purchased the bond and held it for a year. This measure is not an accurate reflection of the actual return that an investor will receive in all cases because bond and stock prices are constantly changing due to market factors.

Yield-to-Maturity is the rate of return anticipated on a bond if held until the end of its lifetime. YTM is considered a long-term bond yield expressed as an annual rate. The YTM calculation takes into account the bond’s current market price, par value, coupon interest rate and time to maturity. It is also assumed that all coupon payments are reinvested at the same rate as the bond’s current yield. YTM is a complex but accurate calculation of a bond’s return that helps investors compare bonds with different maturities and coupons.

Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Please refer to the Schedule of Investments for a complete list of fund holdings.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SHAREHOLDER LETTER – Continued
September 30, 2019

Must be preceded or accompanied by a prospectus.

The credit rating is a financial indicator to potential investors of debt securities such as bonds. These are assigned by credit rating agencies such as Moody’s and Standard & Poor’s to have letter designations (such as AAA, B, CC) which represent the quality of a bond. Moody’s assigns bond credit ratings of Aaa, Aa, A, Baa, Ba, B, Caa, Ca, C, with WR and NR as withdrawn and not rated. Standard & Poor’s assigns bond credit ratings of AAA, AA, A, BBB, BB, B, CCC, CC, C, D.

Any information in these materials from ICE Data Indices, LLC (“ICE BofAML”) was used with permission. ICE BofAML PERMITS USE OF THE ICE BofAML INDICES AND RELATED DATA ON AN “AS IS” BASIS, MAKES NO WARRANTIES REGARDING SAME, DOES NOT GUARANTEE THE SUITABILITY, QUALITY, ACCURACY, TIMELINESS, AND/OR COMPLETENESS OF THE ICE BofAML INDICES OR ANY DATA INCLUDED IN, RELATED TO, OR DERIVED THEREFROM, ASSUMES NO LIABILITY IN CONNECTION WITH THE USE OF THE FOREGOING, AND DOES NOT SPONSOR, ENDORSE, OR RECOMMEND THE SHENKMAN GROUP, OR ANY OF ITS PRODUCTS OR SERVICES.

References to indices are for information purposes only.  The Shenkman Group believes that any indices discussed herein are broad market indices and are indicative of the type of investments that the Shenkman Group may purchase, but may contain different securities than those held in the Shenkman Group portfolios managed pursuant to the strategies described herein. The indices have not been selected to represent an appropriate benchmark.  The strategies referred to herein are not designed to mimic the investments on which any index is based. The indices are unmanaged and not available for direct investment and do not reflect deductions for fees or expenses.

* Based on Shenkman’s internal valuations, classifications, and records.

The Shenkman Capital Short Duration High Income Fund is distributed by Quasar Distributors, LLC.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

Comparison of the change in value of a hypothetical $1,000,000 investment in the Shenkman Capital Floating Rate High Income Fund –
Institutional Class vs the S&P/LSTA Leveraged Loan Index
and the S&P/LSTA B- & Above Leveraged Loan Index

Average Annual Total Return:
		Since Inception
	One Year	10/15/2014	3/1/2017
Class F	2.69%	—	3.58%
Institutional Class	2.82%	3.59%	—
S&P/LSTA Leveraged Loan Index	3.10%	4.06%	3.95%
S&P/LSTA B- & Above Leveraged Loan Index	3.62%	4.12%	4.03%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-855-743-6562.

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions, or redemption of Fund shares. Indices do not incur expenses and are not available for investment.

The S&P/LSTA Leveraged Loan Index is a daily total return index that tracks the current outstanding balance and spread over LIBOR for fully funded term loans. The facilities included in the S&P/LSTA Leveraged Loan Index represent a broad cross section of leveraged loans syndicated in the United States, including dollar-denominated loans to overseas issuers.

The S&P LSTA B- & Above Leveraged Loan Index consists of all securities in the S&P/LSTA Leveraged Loan Index that have a B- and above S&P Rating.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

Comparison of the change in value of a hypothetical $1,000,000 investment in the Shenkman Capital Short Duration High Income Fund –
Institutional Class vs the ICE BofAML 0-3 U.S. Treasury Index and
the ICE BofAML 0-2 Year Duration BB-B U.S. High Yield Constrained Index

Average Annual Total Return:
			Since Inception
	One Year	Five Year	10/31/2012	5/17/2013	1/28/2014
Class A
(with sales load)	1.20%	2.45%	2.74%	—	—
Class A
(without sales load)	4.33%	3.08%	3.19%	—	—
Class C (with
deferred sales load)	2.57%	2.31%	—	—	2.11%
Class C (without
deferred sales load)	3.57%	2.31%	—	—	2.11%
Class F	4.68%	3.35%	—	3.24%	—
Institutional Class	4.77%	3.43%	3.54%	—	—
ICE BofAML 0-3 Year
U.S. Treasury Index	3.83%	1.26%	1.01%	1.06%	1.15%
ICE BofAML 0-2 Year
Duration BB-B U.S.
High Yield
Constrained Index	4.84%	4.16%	4.22%	3.94%	3.91%

Performance data quoted represents past performance; past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling 1-855-743-6562.

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced. Class A shares may be subject to a 3.00% front-end sales load. Class A shares do not have a contingent deferred sales charge (“CDSC”) except that a charge of 1% applies to certain

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

redemptions made within thirty calendar days.  Class C shares may be subject to a CDSC of 1.00% on redemptions held for eighteen months or less after purchase. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions, or redemption of Fund shares. Indices do not incur expenses and are not available for investment.

The ICE BofAML 0-3 Year U.S. Treasury Index (G1QA) tracks the performance of U.S. dollar denominated sovereign debt publicly issued by the U.S. government in its domestic market with maturities less than three years.

The ICE BofAML 0-2 Year Duration BB-B U.S. HY Constrained Index (H42C) consists of all securities in the ICE BofAML BB-B U.S. High Yield Index (HUC4) that have a duration-to-worst of 2 years or less. The HUC4 index is a subset of the ICE BofAML U.S. High Yield Index (H0A0) that includes all securities in the H0A0 rated BB1 through B3, inclusive. The HUC4 index is unmanaged, not available for direct investment and does not reflect deductions for fees or expenses.

Information used herein from ICE Data Indices, LLC (“ICE BofAML”) was used with permission.  ICE BofAML PERMITS USE OF THE ICE BofAML INDICES AND RELATED DATA ON AN “AS IS” BASIS, MAKES NO SUITABILITY, QUALITY, ACCURACY, TIMELINESS, AND/OR COMPLETENESS OF THE ICE BofAML INDICES OR ANY DATA INCLUDED IN, RELATED TO, OR DERIVED THEREFROM, ASSUMES NO LIABILITY IN CONNECTION WITH THE USE OF THE FOREGOING, AND DOES NOT SPONSOR, ENDORSE, OR RECOMMEND SHENKMAN CAPITAL MANAGEMENT, INC., OR ANY OF ITS PRODUCTS OR SERVICES.

SHENKMAN CAPITAL FUNDS

EXPENSE EXAMPLE
September 30, 2019 (Unaudited)

As a shareholder of a fund, you incur two types of costs: (1) transaction costs including sales charges (loads), if applicable; redemption fees, if applicable; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1 fees); and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period from April 1, 2019 to September 30, 2019.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.  There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts (generally, a $15 fee is charged to the account annually) that would increase the amount of expenses paid on your account.  The example below does not include portfolio trading commissions and related expenses, and other extraordinary expenses as determined under generally accepted accounting principles.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  As noted above, there are some account fees that are charged to certain types of accounts that would increase the amount of expense paid on your account.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only and will not help you determine the

SHENKMAN CAPITAL FUNDS

EXPENSE EXAMPLE – Continued
September 30, 2019 (Unaudited)

relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(1)
Shenkman Capital Floating Rate High Income Fund
Actual
Class F	$1,000.00	$1,023.80	$2.79
Institutional Class	$1,000.00	$1,023.80	$2.74

Hypothetical (5% return
before expenses)
Class F	$1,000.00	$1,022.31	$2.79
Institutional Class	$1,000.00	$1,022.36	$2.74

(1)
Shenkman Capital Floating Rate High Income Fund – Class F and Institutional Class expenses are equal to the Fund shares’ annualized expense ratio of 0.55% and 0.54%, respectively, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the six-month period of operation). The Fund’s ending account values in the table are based on its six-month total return of 2.38% for Class F and 2.38% for the Institutional Class as of September 30, 2019.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period(2)
Shenkman Capital Short Duration High Income Fund
Actual
Class A	$1,000.00	$1,024.20	$4.77
Class C	$1,000.00	$1,020.40	$8.51
Class F	$1,000.00	$1,025.30	$3.71
Institutional Class	$1,000.00	$1,025.70	$3.30

Hypothetical (5% return
before expenses)
Class A	$1,000.00	$1,020.36	$4.76
Class C	$1,000.00	$1,016.65	$8.49
Class F	$1,000.00	$1,021.41	$3.70
Institutional Class	$1,000.00	$1,021.81	$3.29

(2)
Shenkman Capital Short Duration High Income Fund – Class A, Class C, Class F, and Institutional Class expenses are equal to the Fund shares’ annualized expense ratio of 0.94%, 1.68%, 0.73% and 0.65%, respectively, multiplied by the average account value over the period, multiplied by 183 days/365 days (to reflect the six-month period of operation). The Fund’s ending account values in the table are based on its six-month total return of 2.42% for Class A, 2.04% for Class C, 2.53% for Class F, and 2.57% for the Institutional Class as of September 30, 2019.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

PORTFOLIO ALLOCATION
September 30, 2019 (Unaudited)

% Net
TOP TEN HOLDINGS	Assets
ABG Intermediate Holdings 2, LLC, Senior Secured First Lien Term Loan
5.544% (1 Month LIBOR USD + 3.50%, 1.000% Floor), 9/27/2024	0.87%
Stars Group Holdings B.V., Senior Secured First Lien Term Loan
5.604% (3 Month LIBOR USD + 3.50%), 7/10/2025	0.86%
CenturyLink, Inc., Senior Secured First Lien Term Loan
4.794% (1 Month LIBOR USD + 2.75%), 1/31/2025	0.77%
Ancestry.com Operations, Inc., Senior Secured First Lien Term Loan
6.30% (1 Month LIBOR USD + 4.25%), 8/27/2026	0.74%
Kronos Acquisition Holdings, Inc., Senior Secured First Lien Term Loan
6.256% (3 Month LIBOR USD + 4.00%), 5/15/2023	0.73%
IRI Holdings, Inc., Senior Secured First Lien Term Loan
6.624% (3 Month LIBOR USD + 4.50%), 12/1/2025	0.71%
VFH Parent, LLC / Orchestra Co-Issuer, Inc. 6.75%, 6/15/2022	0.71%
UFC Holdings, LLC, Senior Secured First Lien Term Loan
3.25% (1 Month LIBOR USD + 3.25%, 1.000% Floor), 4/29/2026	0.65%
William Morris Endeavor Entertainment, LLC, Senior Secured First
Lien Term Loan 4.80% (1 Month LIBOR USD + 2.75%), 5/16/2025	0.65%
SolarWinds Holdings, Inc., Senior Secured First Lien Term Loan
4.794% (1 Month LIBOR USD + 2.75%), 2/5/2024	0.65%

The portfolio’s holdings and allocations are subject to change.  The top ten holdings presented exclude short-term investments. The percentages are of total net assets as of September 30, 2019.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS
September 30, 2019

	Principal	Fair
	Amount	Value
BANK LOANS – 89.10%

Aerospace & Defense – 0.69%
Guidehouse, LLP, Senior Secured
First Lien Term Loan 5.044% (1 Month
LIBOR USD + 3.00%), 05/01/2025 (b)	$390,063	$385,187
Transdigm, Inc.
Senior Secured First Lien Term Loan
4.544% (1 Month LIBOR USD + 2.50%),
06/09/2023 (b)	704,224	703,439
Senior Secured First Lien Term Loan
4.544% (1 Month LIBOR USD + 2.50%),
08/22/2024 (b)	541,286	539,689
		1,628,315
Automotive – 2.63%
Adient U.S., LLC
Senior Secured First Lien Term Loan
6.459% (3 Month LIBOR USD + 4.25%),
05/06/2024 (b)	182,500	179,991
Senior Secured First Lien Term Loan
6.889% (6 Month LIBOR USD + 4.25%),
05/06/2024 (b)	545,675	538,172
American Axle & Manufacturing, Inc.
Senior Secured First Lien Term Loan
4.27% (1 Month LIBOR USD + 2.25%,
0.750% Floor), 04/08/2024 (b)	584,881	574,438
Senior Secured First Lien Term Loan
4.53% (3 Month LIBOR USD + 2.25%,
0.750% Floor), 04/08/2024 (b)	145,416	142,820
Belron Finance U.S., LLC, Senior
Secured First Lien Term Loan 4.459%
(3 Month LIBOR USD + 2.25%),
11/07/2024 (b)	609,150	611,815
CWGS Group, LLC
Senior Secured First Lien Term Loan
4.794% (1 Month LIBOR USD + 2.75%,
0.750% Floor), 11/08/2023 (b)	5,387	4,604
Senior Secured First Lien Term Loan
4.85% (1 Month LIBOR USD + 2.75%,
0.750% Floor), 11/08/2023 (b)	723,910	618,686

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2019

	Principal	Fair
	Amount	Value
BANK LOANS – 89.10% – Continued

Automotive – 2.63% – Continued
KAR Auction Services, Inc., Senior Secured
First Lien Term Loan 4.313% (1 Month
LIBOR USD + 2.25%), 09/19/2026 (b)	$673,161	$677,160
Navistar, Inc., Senior Secured First Lien
Term Loan 5.53% (1 Month
LIBOR USD + 3.50%), 11/06/2024 (b)	1,243,893	1,240,783
Panther BF Aggregator, Senior Secured First
Lien Term Loan 5.544% (1 Month
LIBOR USD + 3.50%), 04/30/2026 (b)	760,180	755,193
Wand NewCo 3, Inc., Senior Secured
First Lien Term Loan 5.542% (1 Month
LIBOR USD + 3.50%), 02/05/2026 (b)	802,988	808,006
		6,151,668
Beverage & Food – 0.83%
Dole Food Co., Inc.
Senior Secured First Lien Term Loan
4.794% (1 Month LIBOR USD + 2.75%,
1.000% Floor), 04/08/2024 (b)	252,632	249,835
Senior Secured First Lien Term Loan
4.796% (1 Month LIBOR USD + 2.75%,
1.000% Floor), 04/08/2024 (b)	502,368	496,807
H-Food Holdings, LLC
Senior Secured First Lien Term Loan
5.731% (1 Month LIBOR USD + 3.688%),
05/23/2025 (b)	898,625	848,303
Senior Secured First Lien Term Loan
6.044% (1 Month LIBOR USD + 4.00%),
05/23/2025 (b)	124,063	118,045
Sunshine Investments B.V., Senior Secured
First Lien Term Loan 5.408% (3 Month
LIBOR USD + 3.25%), 03/28/2025 (b)	240,000	240,451
		1,953,441

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2019

	Principal	Fair
	Amount	Value
BANK LOANS – 89.10% – Continued

Building Materials – 2.30%
Beacon Roofing Supply, Inc., Senior Secured
First Lien Term Loan 4.294% (1 Month
LIBOR USD + 2.25%), 01/02/2025 (b)	$610,700	$610,065
CPG International, Inc., Senior Secured First
Lien Term Loan 5.933% (6 Month
LIBOR USD + 3.75%, 1.000% Floor),
05/03/2024 (b)	727,748	726,230
Henry Co., LLC, Senior Secured First Lien Term
Loan 6.044% (1 Month LIBOR USD + 4.00%,
1.000% Floor), 10/05/2023 (b)	780,947	782,575
Pisces Midco, Inc., Senior Secured First Lien
Term Loan 5.789% (1 Month LIBOR
USD + 3.75%), 04/12/2025 (b)	948,557	930,771
QUIKRETE Holdings, Inc., Senior Secured
First Lien Term Loan 4.794% (1 Month
LIBOR USD + 2.75%), 11/15/2023 (b)	990,915	988,562
SRS Distribution, Inc., Senior Secured First
Lien Term Loan 5.294% (1 Month
LIBOR USD + 3.25%), 05/23/2025 (b)	767,498	749,803
VC GB Holdings, Inc., Senior Secured First
Lien Term Loan 5.044% (1 Month LIBOR
USD + 3.00%, 1.000% Floor), 02/28/2024 (b)	617,922	610,198
		5,398,204
Chemicals – 2.76%
Allnex S.A.R.L., Senior Secured First Lien Term
Loan 5.394% (3 Month LIBOR USD + 3.25%,
0.750% Floor), 09/13/2023 (b)	682,583	653,150
Allnex U.S.A., Inc., Senior Secured First
Lien Term Loan 5.394% (3 Month LIBOR
USD + 3.25%, 0.750% Floor), 09/13/2023 (b)	514,273	492,098
Colouroz Midco
Senior Secured First Lien Term Loan
5.283% (3 Month LIBOR USD + 3.00%,
1.000% Floor), 09/07/2021 (b)	875,697	742,780
Senior Secured First Lien Term Loan
5.283% (3 Month LIBOR USD + 3.00%,
1.000% Floor), 09/07/2021 (b)	144,763	122,790

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2019

	Principal	Fair
	Amount	Value
BANK LOANS – 89.10% – Continued

Chemicals – 2.76% – Continued
Consolidated Energy Finance S.A., Senior
Secured First Lien Term Loan 4.547%
(6 Month LIBOR USD + 2.50%),
05/07/2025 (b)	$498,675	$484,962
H.B. Fuller Co., Senior Secured First Lien
Term Loan 4.044% (1 Month LIBOR
USD + 2.00%), 10/21/2024 (b)	599,660	598,058
PMHC II, Inc.
Senior Secured First Lien Term Loan
5.604% (12 Month LIBOR USD + 3.50%,
1.000% Floor), 03/31/2025 (b)	139,806	113,942
Senior Secured First Lien Term Loan
5.604% (3 Month LIBOR USD + 3.50%,
1.000% Floor), 03/31/2025 (b)	182,808	148,988
Senior Secured First Lien Term Loan
5.604% (6 Month LIBOR USD + 3.50%,
1.000% Floor), 03/31/2025 (b)	150,186	122,402
Polar U.S. Borrower, LLC
Senior Secured First Lien Term Loan
6.854% (3 Month LIBOR USD + 4.75%),
10/15/2025 (b)	16,816	16,374
Senior Secured First Lien Term Loan
7.063% (3 Month LIBOR USD + 4.75%),
10/15/2025 (b)	737,483	718,125
Road Infrastructure Investment, LLC
(Ennis-Flint), Senior Secured First Lien
Term Loan 5.544% (1 Month LIBOR
USD + 3.50%, 1.000% Floor), 06/13/2023 (b)	788,900	726,119
Solenis International, L.P.
Senior Secured First Lien Term Loan
6.112% (1 Month LIBOR USD + 4.00%),
06/26/2025 (b)	1,250	1,220
Senior Secured First Lien Term Loan
6.124% (3 Month LIBOR USD + 4.00%),
06/26/2025(b)	493,750	481,714
Senior Secured Second Lien Term Loan
10.624% (3 Month LIBOR USD + 8.50%),
06/26/2026 (b)	215,000	211,909

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2019

	Principal	Fair
	Amount	Value
BANK LOANS – 89.10% – Continued

Chemicals – 2.76% – Continued
Tronox Finance, LLC
Senior Secured First Lien Term Loan
4.794%(1 Month LIBOR USD + 2.75%),
09/22/2024 (b)	$505,221	$505,719
Senior Secured First Lien Term Loan
4.854% (3 Month LIBOR USD + 2.75%),
09/22/2024 (b)	324,419	324,738
		6,465,088
Consumer Products – 2.29%
Alphabet Holding Co., Inc.
Senior Secured First Lien Term Loan
5.544% (1 Month LIBOR USD + 3.50%),
09/26/2024 (b)	1,291,125	1,197,247
Senior Secured Second Lien Term Loan
9.794% (1 Month LIBOR USD + 7.75%),
09/26/2025 (b)	455,000	396,610
Champ Acquisition Corp., Senior Secured
First Lien Term Loan 7.604% (3 Month
LIBOR USD + 5.50%), 12/17/2025 (b)	291,681	291,409
Energizer Holdings, Inc., Senior Secured
First Lien Term Loan 4.375% (1 Month
LIBOR USD + 2.25%), 12/17/2025 (b)	766,350	767,791
KIK Custom Products, Senior Secured
First Lien Term Loan 6.256% (3 Month
LIBOR USD + 4.00%), 05/15/2023 (b)	1,804,853	1,716,866
Kontoor Brands, Inc., Senior Secured First
Lien Term Loan 6.801% (6 Month
LIBOR USD + 4.25%), 05/15/2026 (b)	422,344	424,983
SIWF Holdings, Inc., Senior Secured First
Lien Term Loan 6.304% (1 Month
LIBOR USD + 4.25%), 06/13/2025 (b)	572,750	565,353
		5,360,259

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2019

	Principal	Fair
	Amount	Value
BANK LOANS – 89.10% – Continued

Environmental – 1.39%
Advanced Disposal Services, Inc., Senior
Secured First Lien Term Loan 4.197%
(1 Week LIBOR USD + 2.25%, 0.750% Floor),
11/10/2023 (b)	$688,767	$691,783
Granite Acquisition, Inc.
Senior Secured First Lien Term Loan
5.604% (3 Month LIBOR USD + 3.50%),
12/17/2021 (b)	1,167,296	1,171,796
Senior Secured First Lien Term Loan
5.604% (3 Month LIBOR USD + 3.50%),
12/17/2021 (b)	313,271	314,479
Senior Secured Second Lien Term Loan
9.354% (3 Month LIBOR USD + 7.25%,
1.000% Floor), 12/19/2022 (b)	255,247	255,789
Strategic Materials Holdings Corp., Senior
Secured First Lien Term Loan 6.003%
(2 Month LIBOR USD + 3.75%,
1.000% Floor), 11/01/2024 (b)	933,375	826,037
		3,259,884
Finance – Insurance – 1.75%
Acrisure, LLC
Senior Secured First Lien Term Loan
5.854% (3 Month LIBOR USD + 3.75%,
1.000% Floor), 11/22/2023 (b)	246,875	243,635
Senior Secured First Lien Term Loan
6.354% (3 Month LIBOR USD + 4.25%,
1.000% Floor), 11/22/2023 (b)	1,138,133	1,134,934
AssuredPartners, Inc., Senior Secured First
Lien Term Loan 5.612% (1 Month LIBOR
USD + 3.50%), 10/22/2024 (b)	1,255,926	1,252,591
HUB International, Ltd., Senior Secured
First Lien Term Loan 5.267% (3 Month
LIBOR USD + 3.00%), 04/25/2025 (b)	725,813	718,594
U.S.I., Inc., Senior Secured First Lien Term
Loan 5.104% (3 Month LIBOR
USD + 3.00%), 05/16/2024 (b)	759,885	748,331
		4,098,085

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2019

	Principal	Fair
	Amount	Value
BANK LOANS – 89.10% – Continued

Finance – Services – 3.00%
AlixPartners, LLP, Senior Secured First Lien Term
Loan 4.794% (1 Month LIBOR USD + 2.75%,
1.000% Floor), 04/04/2024 (b)	$1,351,363	$1,354,457
Avolon TLB Borrower 1 U.S., LLC, Senior
Secured First Lien Term Loan 3.794%
(1 Month LIBOR USD + 1.75%,
0.750% Floor), 01/15/2025 (b)	265,686	267,002
Deerfield Holdings Corp., Senior Secured First
Lien Term Loan 5.294% (1 Month
LIBOR USD + 3.25%), 02/13/2025 (b)	867,518	854,722
EVO Payments International, LLC, Senior
Secured First Lien Term Loan 5.31% (1 Month
LIBOR USD + 3.25%), 12/22/2023 (b)	1,192,128	1,197,844
Focus Financial Partners, LLC, Senior Secured
First Lien Term Loan 4.612% (1 Month
LIBOR USD + 2.50%), 07/03/2024 (b)	388,843	391,098
NAB Holdings, LLC, Senior Secured First Lien
Term Loan 5.104% (3 Month LIBOR
USD + 3.00%, 1.000% Floor), 07/01/2024 (b)	490,038	489,731
Ocwen Loan Servicing, LLC, Senior Secured First
Lien Term Loan 7.044% (1 Month LIBOR
USD + 5.00%, 1.000% Floor), 12/07/2020 (b)	562,712	555,152
Starwood Property Trust, Inc., Senior Secured
First Lien Term Loan 4.544% (1 Month
LIBOR USD + 2.50%), 07/24/2026 (b)	475,000	475,891
VFH Parent (Virtu), LLC, Senior Secured
First Lien Term Loan 6.044%,
03/02/2026 (b)(d)(h)	1,430,000	1,434,169
		7,020,066
Food & Drug Retailers – 1.03%
Albertson’s, LLC
Senior Secured First Lien Term Loan
4.862% (1 Month LIBOR USD + 2.75%,
0.750% Floor), 11/17/2025 (b)	382,952	385,733
Senior Secured First Lien Term Loan
4.794% (1 Month LIBOR USD + 2.75%,
0.750% Floor), 08/17/2026 (b)	265,696	267,665

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2019

	Principal	Fair
	Amount	Value
BANK LOANS – 89.10% – Continued

Food & Drug Retailers – 1.03% – Continued
BJ’s Wholesale Club, Inc., Senior Secured
First Lien Term Loan 4.786% (1 Month
LIBOR USD + 2.75%), 02/02/2024 (b)	$1,225,995	$1,231,359
JP Intermediate B, LLC, Senior Secured First
Lien Term Loan 7.756% (3 Month LIBOR
USD + 5.50%, 1.000% Floor), 11/20/2025 (b)	630,438	539,812
		2,424,569
Gaming – 2.88%
Caesars Resort Collection, LLC, Senior Secured
First Lien Term Loan 4.794% (1 Month
LIBOR USD + 2.75%), 12/23/2024 (b)	766,350	762,185
Golden Entertainment, Inc., Senior
Secured First Lien Term Loan 5.06%
(1 Month LIBOR USD + 3.00%,
0.750% Floor), 10/21/2024 (b)	1,191,775	1,196,988
GVC Holdings PLC, Senior Secured First
Lien Term Loan 4.446% (6 Month LIBOR
USD + 2.25%, 1.000% Floor), 03/29/2024 (b)	472,800	474,129
MGM Growth Properties Operating
Partnership, L.P., Senior Secured First Lien
Term Loan 4.044% (1 Month LIBOR
USD + 2.00%), 03/21/2025 (b)	608,537	610,777
Scientific Games International, Inc.
Senior Secured First Lien Term Loan 4.794%
(1 Month LIBOR USD + 2.75%),
08/14/2024 (b)	224,610	223,039
Senior Secured First Lien Term Loan 4.896%
(2 Month LIBOR USD + 2.75%),
08/14/2024 (b)	929,872	923,367
Stars Group Holdings B.V., Senior Secured
First Lien Term Loan 5.604% (3 Month
LIBOR USD + 3.50%), 07/10/2025 (b)	2,001,595	2,012,954
Station Casinos, LLC, Senior Secured First
Lien Term Loan 4.55% (1 Month
LIBOR USD + 2.50%), 06/08/2023 (b)	550,140	553,103
		6,756,542

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2019

	Principal	Fair
	Amount	Value
BANK LOANS – 89.10% – Continued

General Industrial Manufacturing – 5.29%
ASP Unifrax Holdings, Inc., Senior Secured
First Lien Term Loan 5.854% (3 Month
LIBOR USD + 3.75%), 12/12/2025 (b)	$888,288	$829,438
Blount International, Inc., Senior
Secured First Lien Term Loan
5.946% (6 Month LIBOR USD + 3.75%,
1.000% Floor), 04/12/2023 (b)	610,388	611,721
Brookfield WEC Holdings, Inc., Senior
Secured First Lien Term Loan 5.544%
(1 Month LIBOR USD + 3.50%,
0.750% Floor), 08/01/2025 (b)	858,513	862,324
Columbus McKinnon Corp., Senior
Secured First Lien Term Loan 4.604%
(3 Month LIBOR USD + 2.50%,
1.000% Floor), 01/31/2024 (b)	409,664	411,713
CPM Holdings, Inc.
Senior Secured First Lien Term Loan
5.794% (1 Month LIBOR USD + 3.75%),
11/17/2025 (b)	595,500	588,801
Senior Secured Second Lien Term Loan
10.294% (1 Month LIBOR USD + 8.25%),
11/16/2026 (b)	275,000	272,938
EWT Holdings III Corp., Senior Secured
First Lien Term Loan 5.044% (1 Month
LIBOR USD + 3.00%), 12/20/2024 (b)	1,470,481	1,477,842
Filtration Group Corp., Senior Secured First
Lien Term Loan 5.044% (1 Month LIBOR
USD + 3.00%), 03/31/2025 (b)	1,336,395	1,341,640
HD Supply Waterworks, Ltd.
Senior Secured First Lien Term Loan 4.85%
(1 Month LIBOR USD + 2.75%,
1.000% Floor), 08/01/2024 (b)	365,326	363,045
Senior Secured First Lien Term Loan
4.882% (3 Month LIBOR USD + 2.75%,
1.000% Floor), 08/01/2024 (b)	233,999	232,537

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2019

	Principal	Fair
	Amount	Value
BANK LOANS – 89.10% – Continued

General Industrial Manufacturing – 5.29% – Continued
Helix Acquisition Holdings, Inc., Senior Secured
First Lien Term Loan 5.854% (3 Month
LIBOR USD + 3.75%), 09/30/2024 (b)	$927,439	$899,620
LTI Holdings, Inc., Senior Secured First Lien
Term Loan 5.544% (1 Month LIBOR
USD + 3.50%), 09/08/2025 (b)	623,700	592,047
Milacron, LLC, Senior Secured First Lien
Term Loan 4.544% (1 Month LIBOR
USD + 2.50%), 09/28/2023 (b)	504,321	504,951
MTS Systems Corp., Senior Secured First
Lien Term Loan 5.31% (1 Month LIBOR
USD + 3.25%, 0.750% Floor), 07/05/2023 (b)	345,501	346,365
North American Lifting Holdings, Inc.,
Senior Secured First Lien Term Loan
6.604% (3 Month LIBOR USD + 4.50%,
1.000% Floor), 11/27/2020 (b)	384,763	352,698
Penn Engineering & Manufacturing Corp.,
Senior Secured First Lien Term Loan
4.794% (1 Month LIBOR USD + 2.75%,
1.000% Floor), 06/27/2024 (b)	794,378	782,462
UOS, LLC, Senior Secured First Lien Term
Loan 7.544% (1 Month LIBOR USD + 5.50%,
1.000% Floor), 04/18/2023 (b)	391,025	395,912
Vertiv Group Corp., Senior Secured First Lien
Term Loan 6.044% (1 Month LIBOR
USD + 4.00%, 1.000% Floor), 11/30/2023 (b)	1,161,846	1,108,477
Welbilt, Inc., Senior Secured First Lien Term
Loan 4.544% (1 Month LIBOR
USD + 2.50%), 10/23/2025 (b)	415,553	417,112
		12,391,643
Healthcare – 9.55%
Acadia Healthcare Co., Inc., Senior Secured
First Lien Term Loan 4.544% (1 Month
LIBOR USD + 2.50%), 02/11/2022 (b)	894,762	897,209

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2019

	Principal	Fair
	Amount	Value
BANK LOANS – 89.10% – Continued

Healthcare – 9.55% – Continued
AHP Health Partners, Inc., Senior
Secured First Lien Term Loan 6.544%
(1 Month LIBOR USD + 4.50%,
1.000% Floor), 06/30/2025 (b)	$612,473	$614,898
Air Medical Group Holdings, Inc.
Senior Secured First Lien Term Loan
5.307% (1 Month LIBOR USD + 3.25%,
1.000% Floor), 04/28/2022 (b)	918,766	862,303
Senior Secured First Lien Term Loan
6.294% (1 Month LIBOR USD + 4.25%,
1.000% Floor), 03/14/2025 (b)	378,263	355,251
Albany Molecular Research, Inc., Senior
Secured First Lien Term Loan 5.294%
(1 Month LIBOR USD + 3.25%,
1.000% Floor), 08/28/2024 (b)	749,270	740,530
Amneal Pharmaceuticals, LLC, Senior
Secured First Lien Term Loan 5.563%
(1 Month LIBOR USD + 3.50%),
05/05/2025 (b)	844,115	724,884
Athenahealth, Inc., Senior Secured First Lien
Term Loan 6.681% (3 Month LIBOR
USD + 4.50%), 02/11/2026 (b)	656,700	656,086
Bausch Health Cos., Inc., Senior Secured First
Lien Term Loan 5.039% (1 Month
LIBOR USD + 3.00%), 06/02/2025 (b)	775,937	779,979
Bioscrip, Inc., Senior Secured First Lien Term
Loan 6.544% (1 Month LIBOR
USD + 4.50%), 08/06/2026 (b)	430,000	430,000
Change Healthcare Holdings, Inc., Senior
Secured First Lien Term Loan 4.544%
(1 Month LIBOR USD + 2.50%,
1.000% Floor), 03/01/2024 (b)	598,988	597,005
CHG Healthcare Services, Inc., Senior
Secured First Lien Term Loan 5.044%
(1 Month LIBOR USD + 3.00%,
1.000% Floor), 06/07/2023 (b)	537,429	537,934

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2019

	Principal	Fair
	Amount	Value
BANK LOANS – 89.10% – Continued

Healthcare – 9.55% – Continued
DaVita, Inc., Senior Secured First Lien Term
Loan 4.294% (1 Month LIBOR
USD + 2.25%), 08/12/2026 (b)	$570,000	$573,888
Dentalcorp Perfect Smile, ULC, Senior
Secured First Lien Term Loan 5.794%
(1 Month LIBOR USD + 3.75%,
1.000% Floor), 06/06/2025 (b)	568,227	559,823
Envision Healthcare Corp., Senior Secured
First Lien Term Loan 5.794% (1 Month
LIBOR USD + 3.75%), 10/10/2025 (b)	828,327	678,450
Examworks Group, Inc., Senior Secured First
Lien Term Loan 5.294% (1 Month LIBOR
USD + 3.25%, 1.000% Floor), 07/27/2023 (b)	831,225	835,555
Gentiva Health Services, Inc., Senior Secured
First Lien Term Loan 5.813% (1 Month
LIBOR USD + 3.75%), 07/02/2025 (b)	787,491	792,905
Greatbatch, Ltd., Senior Secured First Lien
Term Loan 5.05% (1 Month LIBOR
USD + 3.00%, 1.000% Floor), 10/27/2022 (b)	509,889	512,803
Greenway Health, LLC, Senior
Secured First Lien Term Loan
5.85% (3 Month LIBOR USD + 3.75%,
1.000% Floor), 02/16/2024 (b)(h)	635,375	562,307
Heartland Dental, LLC
Senior Secured First Lien Term Loan
5.794% (1 Month LIBOR USD + 3.75%),
04/30/2025 (b)	811,864	796,260
Senior Secured First Lien Delayed-Draw
Term Loan 6.249%, 04/30/2025 (b)(d)(g)	18,261	17,910
Jaguar Holding Co. II, Senior Secured First
Lien Term Loan 4.544% (1 Month LIBOR
USD + 2.50%), 08/18/2022 (b)	972,682	974,559
Micro Holding Corp., Senior Secured First
Lien Term Loan 5.794% (1 Month LIBOR
USD + 3.75%), 09/13/2024 (b)	916,300	911,792

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2019

	Principal	Fair
	Amount	Value
BANK LOANS – 89.10% – Continued

Healthcare – 9.55% – Continued
MPH Acquisition Holdings, LLC, Senior
Secured First Lien Term Loan 4.854%
(3 Month LIBOR USD + 2.75%),
06/07/2023 (b)	$614,802	$587,392
Navicure, Inc.
Senior Secured First Lien Term Loan
5.794% (1 Month LIBOR USD + 3.75%,
1.000% Floor), 11/01/2024 (b)(h)	898,988	899,832
Senior Secured First Lien Term Loan
6.132%, 10/31/2026 (b)(d)(h)	655,000	655,819
Parexel International Corp., Senior Secured
First Lien Term Loan 4.794% (1 Month
LIBOR USD + 2.75%), 09/27/2024 (b)	507,810	483,417
Pearl Intermediate Parent, LLC
Senior Secured First Lien Delayed-Draw
Term Loan 4.794% (1 Month LIBOR
USD + 2.75%), 02/14/2025 (b)(g)	176,920	171,834
Senior Secured First Lien Term Loan
4.794% (1 Month LIBOR USD + 2.75%),
02/14/2025 (b)	597,492	580,314
RegionalCare Hospital Partners Holdings,
Inc., Senior Secured First Lien Term Loan
6.554% (1 Month LIBOR USD + 4.50%),
11/14/2025 (b)	838,663	840,696
RPI Finance Trust, Senior Secured First Lien
Term Loan 4.044% (1 Month LIBOR
USD + 2.00%), 03/27/2023 (b)	966,471	972,660
Sound Inpatient Physicians, Inc., Senior
Secured First Lien Term Loan 4.794%
(1 Month LIBOR USD + 2.75%),
06/27/2025 (b)	439,438	439,657
Sterigenics-Nordion Holdings, LLC
Senior Secured First Lien Term Loan
5.044% (1 Month LIBOR USD + 3.00%),
05/13/2022 (b)	365,445	362,324
Senior Secured First Lien Term Loan
5.567% (1 Month LIBOR USD + 3.50%,
1.000% Floor), 05/16/2022 (b)	324,188	324,324

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2019

	Principal	Fair
	Amount	Value
BANK LOANS – 89.10% – Continued

Healthcare – 9.55% – Continued
Team Health Holdings, Inc., Senior
Secured First Lien Term Loan
4.794% (1 Month LIBOR USD + 2.75%,
1.000% Floor), 02/06/2024 (b)	$443,975	$368,128
Verscend Holding Corp., Senior Secured
First Lien Term Loan 6.544% (1 Month
LIBOR USD + 4.50%), 08/27/2025 (b)	863,544	868,043
Vizient, Inc., Senior Secured First Lien
Term Loan 4.544% (1 Month LIBOR
USD + 2.50%), 05/06/2026 (b)	409,940	412,656
		22,379,427
Hotels – 0.22%
Four Seasons Hotels, Ltd., Senior Secured
First Lien Term Loan 4.044% (1 Month
LIBOR USD + 2.00%, 0.750% Floor),
11/30/2023 (b)	505,896	508,848

Leisure & Entertainment – 3.42%
Alterra Mountain Co., Senior
Secured First Lien Term Loan
5.044% (1 Month LIBOR USD + 3.00%,
1.000% Floor), 07/31/2024 (b)	1,238,731	1,244,541
CDS U.S. Intermediate Holdings, Inc.,
Senior Secured First Lien Term Loan
5.854% (3 Month LIBOR USD + 3.75%,
1.000% Floor), 07/08/2022 (b)	1,029,163	978,672
Crown Finance U.S., Inc., Senior Secured
First Lien Term Loan 4.294% (1 Month
LIBOR USD + 2.25%), 02/28/2025 (b)	749,922	745,895
Marriott Ownership Resorts, Inc., Senior
Secured First Lien Term Loan
4.685% (3 Month LIBOR USD + 2.25%),
08/29/2025 (b)	684,825	689,393
Metro-Goldwyn-Mayer, Inc.,
Senior Secured Second Lien Term Loan
6.55% (1 Month LIBOR USD + 4.50%,
1.000% Floor), 07/03/2026 (b)	635,000	630,238

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2019

	Principal	Fair
	Amount	Value
BANK LOANS – 89.10% – Continued

Leisure & Entertainment – 3.42% – Continued
NAI Entertainment Holdings, LLC,
Senior Secured First Lien Term Loan
4.55% (1 Month LIBOR USD + 2.50%,
1.000% Floor), 05/08/2025 (b)	$591,676	$593,528
Nascar Holdings, Inc.,
Senior Secured First Lien Term Loan
5.274%, 07/27/2026 (b)(d)(h)	420,000	423,314
SeaWorld Parks & Entertainment, Inc.,
Senior Secured First Lien Term Loan
5.044% (1 Month LIBOR USD + 3.00%,
0.750% Floor), 04/01/2024 (b)	1,173,929	1,173,829
UFC Holdings, LLC, Senior Secured
First Lien Term Loan 3.25%
(1 Month LIBOR USD + 3.25%,
1.000% Floor), 04/29/2026 (b)	1,529,817	1,535,660
		8,015,070
Media – Broadcast – 2.86%
CBS Radio, Inc., Senior Secured First
Lien Term Loan 4.804% (1 Month LIBOR
USD + 2.75%), 11/18/2024 (b)	616,736	618,278
E.W. Scripps Co., Senior Secured First Lien
Term Loan 4.794% (1 Month LIBOR
USD + 2.75%), 05/01/2026 (b)	950,225	952,363
Gray Television, Inc., Senior Secured First
Lien Term Loan 4.832% (3 Month LIBOR
USD + 2.50%), 01/02/2026 (b)	521,063	523,631
Hubbard Radio, LLC, Senior
Secured First Lien Term Loan
5.55% (1 Month LIBOR USD + 3.50%,
1.000% Floor), 03/28/2025 (b)	495,336	495,645
iHeartCommunications, Inc., Senior
Secured First Lien Term Loan
6.10% (1 Month LIBOR USD + 4.00%),
05/01/2026 (b)	579,510	583,955

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2019

	Principal	Fair
	Amount	Value
BANK LOANS – 89.10% – Continued

Media – Broadcast – 2.86% – Continued
ION Media Networks, Inc., Senior Secured
First Lien Term Loan 5.063% (1 Month
LIBOR USD + 3.00%), 12/18/2024 (b)	$775,000	$774,148
Mission Broadcasting, Inc., Senior Secured
First Lien Term Loan 4.35% (1 Month
LIBOR USD + 2.25%), 01/17/2024 (b)	34,218	34,304
Nexstar Broadcasting, Inc., Senior Secured
First Lien Term Loan 4.294% (1 Month
LIBOR USD + 2.25%), 01/17/2024 (b)	171,772	172,202
Quincy Newspapers, Inc.
Senior Secured First Lien Term Loan
5.05% (1 Month LIBOR USD + 3.00%,
1.000% Floor), 11/02/2022 (b)	630,682	629,105
Senior Secured First Lien Term Loan
7.00% (Prime Rate + 2.00%,
1.000% Floor), 11/02/2022 (b)	6,871	6,854
Sinclair Television Group, Inc., Senior Secured
First Lien Term Loan 4.54% (1 Month
LIBOR USD + 2.50%), 09/30/2026 (b)	945,000	950,121
Univision Communications, Inc., Senior
Secured First Lien Term Loan
4.794% (1 Month LIBOR USD + 2.75%),
03/15/2024 (b)	975,639	950,385
		6,690,991
Media – Cable – 2.91%
Cogeco Communications (U.S.A.) II, L.P.,
Senior Secured First Lien Term Loan
4.294% (1 Month LIBOR USD + 2.25%),
01/03/2025 (b)	553,000	554,037
Hargray Communications Group, Inc.,
Senior Secured First Lien Term Loan
5.044% (1 Month LIBOR USD + 3.00%,
1.000% Floor), 05/16/2024 (b)	796,663	797,061
Lions Gate Capital Holdings, LLC,
Senior Secured First Lien Term Loan
4.362% (1 Month LIBOR USD + 2.25%),
03/24/2025 (b)	495,090	494,781

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2019

	Principal	Fair
	Amount	Value
BANK LOANS – 89.10% – Continued

Media – Cable – 2.91% – Continued
Midcontinent Communications, Senior
Secured First Lien Term Loan
4.278% (1 Month LIBOR USD + 2.25%),
08/17/2026 (b)	$595,000	$599,709
Radiate Holdco, LLC, Senior Secured First
Lien Term Loan 5.044% (1 Month LIBOR
USD + 3.00%, 0.750% Floor), 02/01/2024 (b)	909,893	907,773
Telenet Financing USD, LLC, Senior Secured
First Lien Term Loan 4.278% (1 Month
LIBOR USD + 2.25%), 08/17/2026 (b)	825,000	826,242
Virgin Media Bristol, LLC, Senior Secured
First Lien Term Loan 4.528% (1 Month
LIBOR USD + 2.50%), 01/15/2026 (b)	775,000	776,414
WideOpenWest Finance, LLC, Senior Secured
First Lien Term Loan 5.294% (1 Month
LIBOR USD + 3.25%), 08/18/2023 (b)	1,280,808	1,240,783
Ziggo Secured Finance Partnership,
Senior Secured First Lien Term Loan
4.528% (1 Month LIBOR USD + 2.50%),
04/15/2025 (b)	620,000	619,501
		6,816,301
Media Diversified & Services – 4.10%
Ancestry.com Operations Inc.,
Senior Secured First Lien Term Loan
6.30% (1 Month LIBOR USD + 4.25%),
08/27/2026 (b)	1,760,588	1,725,375
Catalina Marketing Corp.
Senior Secured First Lien Term Loan
9.557% (1 Month LIBOR USD + 7.50%,
1.000% Floor), 02/15/2023 (b)	108,605	91,952
Senior Secured First Lien Term Loan
3.057% (1 Month LIBOR USD + 1.00%,
1.000% Floor), 08/15/2023 (b)	153,426	67,763
Creative Artists Agency, LLC, Senior Secured
First Lien Term Loan 5.044% (1 Month
LIBOR USD + 3.00%), 02/15/2024 (b)	916,465	922,051

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2019

	Principal	Fair
	Amount	Value
BANK LOANS – 89.10% – Continued

Media Diversified & Services – 4.10% – Continued
Diamond Sports Group, LLC, Senior Secured
First Lien Term Loan 5.30% (1 Month
LIBOR USD + 3.25%), 08/24/2026 (b)	$805,000	$810,788
Financial & Risk U.S. Holdings, Inc.,
Senior Secured First Lien Term Loan
5.794% (1 Month LIBOR USD + 3.75%),
10/01/2025 (b)	918,063	923,993
Hoya Midco, LLC, Senior Secured
First Lien Term Loan 5.544% (1 Month
LIBOR USD + 3.50%, 1.000% Floor),
06/28/2024 (b)	976,154	965,173
Learfield Communications, LLC,
Senior Secured First Lien Term Loan
5.30% (1 Month LIBOR USD + 3.25%,
1.000% Floor), 12/01/2023 (b)	583,500	586,272
Meredith Corp., Senior Secured First
Lien Term Loan 4.794% (1 Month
LIBOR USD + 2.75%), 01/31/2025 (b)	795,764	797,507
Trade Me, Senior Secured First Lien
Term Loan 6.354% (3 Month
LIBOR USD + 4.25%), 05/01/2026 (b)	483,788	486,206
William Morris Endeavor Entertainment, LLC,
Senior Secured First Lien Term Loan
4.80% (1 Month LIBOR USD + 2.75%),
05/16/2025 (b)	1,565,517	1,524,422
WMG Acquisition Corp., Senior Secured First
Lien Term Loan 4.169% (1 Month LIBOR
USD + 2.125%), 11/01/2023 (b)	703,000	704,582
		9,606,084
Metals & Mining Excluding Steel – 0.25%
Aleris International, Inc., Senior Secured
First Lien Term Loan 6.862% (1 Month
LIBOR USD + 4.75%), 02/27/2023 (b)	572,750	574,397

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2019

	Principal	Fair
	Amount	Value
BANK LOANS – 89.10% – Continued

Non-Food & Drug Retailers – 2.57%
ABG Intermediate Holdings 2, LLC
Senior Secured First Lien Term Loan
5.544% (1 Month LIBOR USD + 3.50%,
1.000% Floor), 09/27/2024 (b)	$2,052,897	$2,050,762
Senior Secured Second Lien Term Loan
9.794% (1 Month LIBOR USD + 7.75%,
1.000% Floor), 09/29/2025 (b)	309,429	309,970
Ascena Retail Group, Inc., Senior Secured
First Lien Term Loan
6.563% (1 Month LIBOR USD + 4.50%,
0.750% Floor), 08/22/2022 (b)	952,781	534,405
Bass Pro Group, LLC, Senior Secured
First Lien Term Loan
7.044% (1 Month LIBOR USD + 5.00%,
0.750% Floor), 09/25/2024 (b)	1,124,575	1,085,214
Harbor Freight Tools U.S.A., Inc.,
Senior Secured First Lien Term Loan
4.544% (1 Month LIBOR USD + 2.50%,
0.750% Floor), 08/18/2023 (b)	594,057	578,143
Jo-Ann Stores, LLC
Senior Secured First Lien Term Loan
7.046% (1 Month LIBOR USD + 5.00%,
1.000% Floor), 10/20/2023 (b)	15,277	10,586
Senior Secured First Lien Term Loan
7.259% (3 Month LIBOR USD + 5.00%,
1.000% Floor), 10/20/2023 (b)	403,103	279,316
Life Time Fitness, Inc., Senior Secured
First Lien Term Loan 4.874% (3 Month
LIBOR USD + 2.75%, 1.000% Floor),
06/10/2022 (b)	686,517	687,571
Sally Holdings, LLC, Senior Secured
First Lien Term Loan 4.50%, 07/05/2024	485,000	474,694
		6,010,661

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2019

	Principal	Fair
	Amount	Value
BANK LOANS – 89.10% – Continued

Oil & Gas – 0.41%
California Resources Corp., Senior Secured
First Lien Term Loan 6.794% (1 Month
LIBOR USD + 4.75%, 1.000% Floor),
12/30/2022 (b)	$630,000	$563,850
U.S. Silica Co., Senior Secured
First Lien Term Loan 6.063%
(1 Month LIBOR USD + 4.00%, 1.000%
Floor), 05/01/2025 (b)	413,692	392,920
		956,770
Packaging – 3.50%
Ball Metalpack Finco, LLC, Senior
Secured First Lien Term Loan
6.624%, 07/31/2025 (b)(d)	743,119	701,318
Berry Global Group, Inc., Senior Secured
First Lien Term Loan 4.549% (1 Month
LIBOR USD + 2.50%), 07/01/2026 (b)	817,950	822,846
Flex Acquisition Co., Inc.
Senior Secured First Lien Term Loan
5.282% (1 Month LIBOR USD + 3.25%),
06/30/2025 (b)	98,301	94,922
Senior Secured First Lien Term Loan
5.349% (1 Month LIBOR USD + 3.25%),
06/30/2025 (b)	958,499	925,551
Hoffmaster Group, Inc.,
Senior Secured First Lien Term Loan
6.044% (1 Month LIBOR USD + 4.00%,
1.000% Floor), 11/21/2023 (b)	729,375	722,081
Mauser Packaging Solutions Holding Co.,
Senior Secured First Lien Term Loan
5.59% (3 Month LIBOR USD + 3.25%),
04/03/2024 (b)	1,083,112	1,062,202
Pregis Topco, LLC, Senior Secured First
Lien Term Loan 6.253% (3 Month LIBOR
USD + 4.00%), 07/31/2026 (b)	545,000	544,319
Pro Mach Group, Inc., Senior Secured First
Lien Term Loan 4.807% (1 Month
LIBOR USD + 2.75%), 03/07/2025 (b)	492,500	480,650

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2019

	Principal	Fair
	Amount	Value
BANK LOANS – 89.10% – Continued

Packaging – 3.50% – Continued
Reynolds Group Holdings, Inc., Senior
Secured First Lien Term Loan
4.794% (1 Month LIBOR USD + 2.75%),
02/06/2023 (b)	$616,555	$618,392
Spectrum Holdings III Corp., Senior Secured
First Lien Term Loan 5.294% (1 Month
LIBOR USD + 3.25%), 01/31/2025 (b)	730,525	655,040
Titan Acquisition, Ltd., Senior Secured
First Lien Term Loan 5.044% (1 Month
LIBOR USD + 3.00%), 03/28/2025 (b)	487,575	469,347
TricorBraun Holdings, Inc.
Senior Secured First Lien Term Loan
5.854% (3 Month LIBOR USD + 3.75%,
1.000% Floor), 11/30/2023 (b)	692,295	676,026
Senior Secured First Lien Term Loan
5.909% (3 Month LIBOR USD + 3.75%,
1.000% Floor), 11/30/2023 (b)	61,921	60,466
Trident TPI Holdings, Inc., Senior
Secured First Lien Term Loan
5.294% (1 Month LIBOR USD + 3.25%,
1.000% Floor), 10/17/2024 (b)	380,457	368,866
		8,202,026
Printing & Publishing – 0.24%
Harland Clarke Holdings Corp.,
Senior Secured First Lien Term Loan
6.854% (3 Month LIBOR USD + 4.75%,
1.000% Floor), 11/03/2023 (b)	726,280	571,945

Reits – 0.26%
VICI Properties 1, LLC, Senior Secured First
Lien Term Loan 4.046% (1 Month
LIBOR USD + 2.00%), 12/20/2024 (b)	610,909	613,264

Restaurants – 1.21%
1011778 B.C., ULC, Senior Secured First
Lien Term Loan 4.294% (1 Month
LIBOR USD + 2.25%, 1.000% Floor),
02/16/2024 (b)	404,660	406,481

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2019

	Principal	Fair
	Amount	Value
BANK LOANS – 89.10% – Continued

Restaurants – 1.21% – Continued
IRB Holding Corp., Senior Secured
First Lien Term Loan 5.55% (3 Month
LIBOR USD + 3.25%, 1.000% Floor),
02/05/2025 (b)	$759,737	$757,415
K-Mac Holdings Corp., Senior Secured First
Lien Term Loan 5.044% (1 Month LIBOR
USD + 3.00%), 03/14/2025 (b)	587,847	578,909
NPC International, Inc., Senior Secured First
Lien Term Loan 5.544% (1 Month LIBOR
USD + 3.50%, 1.000% Floor), 04/19/2024 (b)	772,225	490,089
Tacala, LLC, Senior Secured First Lien
Term Loan 5.044% (1 Month LIBOR
USD + 3.00%), 01/31/2025 (b)	600,850	594,090
		2,826,984
Steel Producers & Products – 0.51%
GrafTech Finance, Inc., Senior
Secured First Lien Term Loan
5.544% (1 Month LIBOR USD + 3.50%,
1.000% Floor), 02/12/2025 (b)	937,833	914,777
MRC Global (U.S.), Inc., Senior Secured
First Lien Term Loan 5.044% (1 Month
LIBOR USD + 3.00%), 09/20/2024 (b)	289,838	290,562
		1,205,339
Support – Services – 9.99%
Access CIG, LLC
Senior Secured First Lien Term Loan
6.069% (3 Month LIBOR USD + 3.75%),
02/27/2025 (b)	1,271,721	1,258,215
Senior Secured Second Lien Term Loan
10.069% (3 Month LIBOR USD + 7.75%),
02/27/2026 (b)	315,000	315,000
Allied Universal Holdco, LLC
Senior Secured First Lien Term Loan
6.507% (6 Month LIBOR USD + 4.25%),
07/10/2026 (b)	1,037,297	1,040,051
Senior Secured First Lien Delayed-Draw
Term Loan 6.77%, 07/31/2026 (b)(d)(g)	102,703	102,975

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2019

	Principal	Fair
	Amount	Value
BANK LOANS – 89.10% – Continued

Support – Services – 9.99% – Continued
Asurion, LLC
Senior Secured First Lien Term Loan
5.112% (1 Month LIBOR USD + 3.00%),
08/04/2022 (b)	$1,165,408	$1,171,235
Senior Secured First Lien Term Loan
5.044% (1 Month LIBOR USD + 3.00%),
11/03/2023 (b)	1,363,727	1,370,546
Senior Secured Second Lien Term Loan
8.544% (1 Month LIBOR USD + 6.50%),
08/04/2025 (b)	310,000	315,386
AVSC Holding, Senior Secured First Lien
Term Loan 6.619%, 09/16/2026 (b)(d)(h)	590,000	580,413
Belfor Holdings, Inc., Senior Secured First
Lien Term Loan 6.044% (1 Month LIBOR
USD + 4.00%), 04/06/2026 (b)	468,825	471,755
Brand Energy & Infrastructure Services, Inc.
Senior Secured First Lien Term Loan
6.354% (3 Month LIBOR USD + 4.25%,
1.000% Floor), 06/21/2024 (b)	3,255	3,189
Senior Secured First Lien Term Loan
6.509% (3 Month LIBOR USD + 4.25%,
1.000% Floor), 06/21/2024 (b)	672,807	659,351
Senior Secured First Lien Term Loan
6.521% (2 Month LIBOR USD + 4.25%,
1.000% Floor), 06/21/2024 (b)	596,482	584,553
Brightview Landscapes, LLC, Senior Secured
First Lien Term Loan 4.563% (1 Month
LIBOR USD + 2.50%), 08/15/2025 (b)	1,130,688	1,136,341
Camelot Finance, L.P., Senior Secured First
Lien Term Loan 5.294% (1 Month LIBOR
USD + 3.25%), 10/03/2023 (b)	662,545	667,448
Capri Acquisitions BidCo, Ltd., Senior
Secured First Lien Term Loan
5.256% (3 Month LIBOR USD + 3.00%),
11/01/2024 (b)	719,326	711,906

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2019

	Principal	Fair
	Amount	Value
BANK LOANS – 89.10% – Continued

Support – Services – 9.99% – Continued
EAB Global, Inc., Senior Secured First Lien
Term Loan 6.381% (6 Month LIBOR
USD + 3.75%, 1.000% Floor),
11/15/2024 (b)	$625,475	$618,958
Garda World Security Corp.
Senior Secured First Lien Term Loan
5.632% (3 Month LIBOR USD + 3.50%,
1.000% Floor), 05/24/2024 (b)	1,002,062	1,004,251
Senior Secured First Lien Term Loan
7.50% (Prime Rate + 2.50%,
1.000% Floor), 05/24/2024 (b)	2,569	2,575
IRI Holdings, Inc., Senior Secured First Lien
Term Loan 6.624% (3 Month LIBOR
USD + 4.50%), 12/01/2025 (b)	1,726,950	1,665,970
Lakeland Tours, LLC, Senior Secured First
Lien Term Loan 5.895% (3 Month LIBOR
USD + 3.75%, 1.000% Floor), 12/16/2024 (b)	707,274	710,514
Learning Care Group (U.S.) No. 2, Inc.
Senior Secured First Lien Term Loan
5.354% (3 Month LIBOR USD + 3.25%,
1.000% Floor), 03/13/2025 (b)	57,259	57,134
Senior Secured First Lien Term Loan
5.435% (6 Month LIBOR USD + 3.25%,
1.000% Floor), 03/13/2025 (b)	411,443	410,542
Senior Secured First Lien Term Loan
5.506% (3 Month LIBOR USD + 3.25%,
1.000% Floor), 03/13/2025 (b)	137,148	136,847
Senior Secured First Lien Term Loan
5.526% (3 Month LIBOR USD + 3.25%,
1.000% Floor), 03/13/2025 (b)	137,147	136,847
Moneygram International, Inc.,
Senior Secured First Lien Term Loan
8.044% (1 Month LIBOR USD + 6.00%,
1.000% Floor), 06/30/2023 (b)	907,367	857,462
PODS, LLC, Senior Secured First Lien
Term Loan 5.053% (3 Month LIBOR
USD + 2.75%, 1.000% Floor), 12/06/2024 (b)	765,120	764,803

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2019

	Principal	Fair
	Amount	Value
BANK LOANS – 89.10% – Continued

Support – Services – 9.99% – Continued
Prometric Holdings, Inc., Senior Secured
First Lien Term Loan 5.05% (1 Month
LIBOR USD + 3.00%, 1.000% Floor),
01/29/2025 (b)	$724,012	$713,604
Renaissance Holding Corp., Senior Secured
First Lien Term Loan 5.294% (1 Month
LIBOR USD + 3.25%), 05/30/2025 (b)	518,438	510,104
Sedgwick Claims Management Services, Inc.,
Senior Secured First Lien Term Loan
6.044% (1 Month LIBOR USD + 4.00%),
09/03/2026 (b)	798,000	800,294
Severin Acquisition, LLC, Senior Secured
First Lien Term Loan 5.459% (3 Month
LIBOR USD + 3.25%), 08/01/2025 (b)	595,500	587,065
SiteOne Landscape Supply, Inc., Senior
Secured First Lien Term Loan 4.90%
(1 Month LIBOR USD + 2.75%, 1.000%
Floor), 10/29/2024 (b)	390,531	391,935
Tempo Acquisition, LLC, Senior Secured
First Lien Term Loan 5.044% (1 Month
LIBOR USD + 3.00%), 05/01/2024 (b)	549,905	552,542
TKC Holdings, Inc., Senior Secured First
Lien Term Loan 5.80% (1 Month LIBOR
USD + 3.75%, 1.000% Floor), 02/01/2023 (b)	361,622	356,132
TMK Hawk Parent, Corp.
Senior Secured First Lien Term Loan
5.55% (1 Month LIBOR USD + 3.50%),
08/28/2024 (b)	358,974	301,240
Senior Secured First Lien Term Loan
5.70% (6 Month LIBOR USD + 3.50%),
08/28/2024 (b)	52,671	44,200
USIC Holdings, Inc., Senior Secured First
Lien Term Loan 5.044% (1 Month LIBOR
USD + 3.00%, 1.000% Floor), 12/08/2023 (b)	805,177	800,145
Verra Mobility Corp., Senior Secured First
Lien Term Loan 5.794% (1 Month LIBOR
USD + 3.75%), 03/03/2025 (b)	605,775	609,055

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2019

	Principal	Fair
	Amount	Value
BANK LOANS – 89.10% – Continued

Support – Services – 9.99% – Continued
West Corp.
Senior Secured First Lien Term Loan
5.544% (1 Month LIBOR USD + 3.50%,
1.000% Floor), 10/10/2024 (b)	$263,995	$234,391
Senior Secured First Lien Term Loan
6.044% (1 Month LIBOR USD + 4.00%,
1.000% Floor), 10/10/2024 (b)	835,078	748,439
		23,403,413
Technology – 11.58%
Almonde, Inc., Senior Secured First Lien Term
Loan 5.696% (6 Month LIBOR USD + 3.50%,
1.000% Floor), 06/13/2024 (b)	675,009	658,167
Avaya, Inc.
Senior Secured First Lien Term Loan
6.278% (1 Month LIBOR USD + 4.25%),
12/16/2024 (b)	894,193	852,000
Senior Secured First Lien Term Loan
6.43% (2 Month LIBOR USD + 4.25%),
12/16/2024 (b)	533,442	508,271
Barracuda Networks, Inc., Senior
Secured First Lien Term Loan 5.398%
(3 Month LIBOR USD + 3.25%,
1.000% Floor), 02/12/2025 (b)	948,000	948,592
Canyon Valor Companies, Inc.,
Senior Secured First Lien Term Loan
4.854% (3 Month LIBOR USD + 2.75%),
06/16/2023 (b)	866,472	866,472
Carbonite, Inc., Senior Secured First Lien
Term Loan 6.006% (3 Month LIBOR
USD + 3.75%), 03/26/2026 (b)	757,607	759,341
Celestica, Inc., Senior Secured First Lien
Term Loan 4.179% (1 Month LIBOR
USD + 2.125%), 06/27/2025 (b)	617,188	602,529
CommScope, Inc., Senior Secured First
Lien Term Loan 5.294% (1 Month
LIBOR USD + 3.25%), 04/06/2026 (b)	645,000	643,849

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2019

	Principal	Fair
	Amount	Value
BANK LOANS – 89.10% – Continued

Technology – 11.58% – Continued
Compuware Corp., Senior Secured First Lien
Term Loan 6.044% (1 Month LIBOR
USD + 4.00%), 08/22/2025 (b)	$516,898	$519,700
Diebold Nixdorf, Inc.
Senior Secured First Lien Term Loan
6.813% (1 Month LIBOR USD + 4.75%),
04/29/2022 (b)	545,000	539,550
Senior Secured First Lien Term Loan
11.375% (1 Month LIBOR USD + 9.25%),
08/31/2022 (b)	273,687	289,287
Senior Secured First Lien Term Loan
4.813% (1 Month LIBOR USD + 2.75%),
11/06/2023 (b)	125,975	119,887
Digicert Buyer, Inc., Senior Secured First Lien
Term Loan 6.253%, 08/07/2026 (b)(d)(h)	855,000	853,397
Dynatrace, LLC, Senior Secured First Lien
Term Loan 4.794% (1 Month LIBOR
USD + 2.75%), 08/22/2025 (b)	547,481	550,446
EagleView Technology Corp., Senior Secured
First Lien Term Loan 5.544% (1 Month
LIBOR USD + 3.50%), 08/14/2025 (b)	883,325	859,034
Genesys Telecommunications Laboratories,
Inc., Senior Secured First Lien Term Loan
5.294% (1 Month LIBOR USD + 3.25%),
12/01/2023 (b)	1,214,647	1,209,582
GlobalLogic Holdings, Inc., Senior Secured
First Lien Term Loan 5.294% (1 Month
LIBOR USD + 3.25%), 08/01/2025 (b)	499,950	502,450
Help/Systems Holdings, Inc., Senior Secured
First Lien Term Loan 5.794% (1 Month
LIBOR USD + 3.75%), 03/28/2025 (b)	627,484	626,700
Imperva, Inc., Senior Secured
First Lien Term Loan
6.303% (3 Month LIBOR USD + 4.00%,
1.000% Floor), 01/12/2026 (b)	793,013	773,187
Informatica, LLC, Senior Secured
First Lien Term Loan 5.294% (1 Month
LIBOR USD + 3.25%), 08/05/2022 (b)	747,729	751,625

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2019

	Principal	Fair
	Amount	Value
BANK LOANS – 89.10% – Continued

Technology – 11.58% – Continued
Kronos, Inc., Senior Secured
First Lien Term Loan 5.253%
(3 Month LIBOR USD + 3.00%,
1.000% Floor), 11/01/2023 (b)	$622,721	$624,562
MA FinanceCo., LLC, Senior Secured
First Lien Term Loan 4.544% (1 Month
LIBOR USD + 2.50%), 06/21/2024 (b)	109,139	107,956
Merrill Communications, Senior
Secured First Lien Term Loan 7.089%,
09/25/2026 (b)(d)(h)	515,000	513,713
Microchip Technology, Inc., Senior Secured
First Lien Term Loan 4.05% (1 Month
LIBOR USD + 2.00%), 05/29/2025 (b)	324,814	326,336
MLN U.S. HoldCo, LLC, Senior Secured
First Lien Term Loan 6.612% (1 Month
LIBOR USD + 4.50%), 11/28/2025 (b)	987,538	920,879
ON Semiconductor Corp., Senior Secured
First Lien Term Loan 3.852%,
09/18/2026 (b)(d)	475,000	477,674
Optiv Security, Inc., Senior Secured First
Lien Term Loan 5.294% (1 Month
LIBOR USD + 3.25%, 1.000% Floor),
02/01/2024 (b)	871,639	681,334
Plantronics, Inc., Senior Secured First
Lien Term Loan 4.544% (1 Month LIBOR
USD + 2.50%), 07/02/2025 (b)	180,343	180,230
Project Alpha Intermediate Holding, Inc.
Senior Secured First Lien Term Loan
5.81% (6 Month LIBOR USD + 3.50%,
1.000% Floor), 04/26/2024 (b)	782,000	773,203
Senior Secured First Lien Term Loan
6.56% (3 Month LIBOR USD + 4.25%),
04/26/2024 (b)	538,650	539,997
Red Ventures, LLC, Senior Secured
First Lien Term Loan 5.044% (1 Month
LIBOR USD + 3.00%), 11/08/2024 (b)	678,970	682,507

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2019

	Principal	Fair
	Amount	Value
BANK LOANS – 89.10% – Continued

Technology – 11.58% – Continued
Rocket Software, Inc., Senior Secured First
Lien Term Loan 6.294% (1 Month LIBOR
USD + 4.25%), 11/28/2025 (b)	$617,262	$581,615
RP Crown Parent, LLC, Senior Secured
First Lien Term Loan 4.804% (1 Month
LIBOR USD + 2.75%, 1.000% Floor),
10/12/2023 (b)	549,463	550,666
SCS Holdings I, Inc., Senior Secured
First Lien Term Loan 6.354% (3 Month
LIBOR USD + 4.25%), 07/01/2026 (b)	588,525	590,738
Seattle SpinCo, Inc., Senior Secured
First Lien Term Loan 4.544% (1 Month
LIBOR USD + 2.50%), 06/21/2024 (b)	737,041	729,054
SolarWinds Holdings, Inc., Senior Secured
First Lien Term Loan 4.794% (1 Month
LIBOR USD + 2.75%), 02/05/2024 (b)	1,509,951	1,513,491
Solera, LLC, Senior Secured First Lien Term
Loan 4.794% (1 Month LIBOR
USD + 2.75%), 03/03/2023 (b)	765,080	762,345
SS&C European Holdings S.A.R.L.,
Senior Secured First Lien Term Loan
4.294% (1 Month LIBOR USD + 2.25%),
04/16/2025 (b)	295,018	296,375
SS&C Technologies, Inc., Senior Secured
First Lien Term Loan 4.294% (1 Month
LIBOR USD + 2.25%), 04/16/2025 (b)	446,643	448,697
TIBCO Software, Inc., Senior Secured
First Lien Term Loan 6.07% (1 Month
LIBOR USD + 4.00%), 06/30/2026 (b)	860,790	863,122
Ultimate Software Group, Senior Secured
First Lien Term Loan 5.794% (1 Month
LIBOR USD + 3.75%), 05/04/2026 (b)	749,000	754,326
Vertafore, Inc., Senior Secured First Lien
Term Loan 5.294% (1 Month
LIBOR USD + 3.25%), 07/02/2025 (b)	803,925	782,826
		27,135,712

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2019

	Principal	Fair
	Amount	Value
BANK LOANS – 89.10% – Continued

Telecommunications – Satellites – 2.07%
Inmarsat (Triton Bidco), Senior Secured
First Lien Term Loan 6.632%,
09/23/2026 (b)(d)(h)	$1,495,000	$1,474,092
Maxar Technologies, Ltd., Senior Secured
First Lien Term Loan 4.87% (1 Month
LIBOR USD + 2.75%), 10/04/2024 (b)	1,406,251	1,243,027
Speedcast International, Ltd., Senior
Secured First Lien Term Loan
4.854% (3 Month LIBOR USD + 2.75%),
05/15/2025 (b)	839,375	713,469
Telesat Canada, Senior Secured
First Lien Term Loan 4.61%
(3 Month LIBOR USD + 2.50%,
0.750% Floor), 11/17/2023 (b)	474,185	476,023
Xplornet Communications, Inc., Senior
Secured First Lien Term Loan 6.104%
(3 Month LIBOR USD + 4.00%,
1.000% Floor), 09/09/2021 (b)	943,512	943,512
		4,850,123
Telecommunications – Wireline/Wireless – 4.04%
Altice Financing S.A., Senior Secured
First Lien Term Loan 4.778% (1 Month
LIBOR USD + 2.75%), 07/15/2025 (b)	545,030	532,541
Cable & Wireless Communications, Ltd.,
Senior Secured First Lien Term Loan
5.294% (1 Month LIBOR USD + 3.25%),
01/30/2026 (b)	656,000	659,506
CenturyLink, Inc., Senior Secured
First Lien Term Loan 4.794% (1 Month
LIBOR USD + 2.75%), 01/31/2025 (b)	1,807,320	1,797,786
Consolidated Communications, Inc.,
Senior Secured First Lien Term Loan
5.05% (1 Month LIBOR USD + 3.00%,
1.000% Floor), 10/05/2023 (b)	1,230,844	1,186,226

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2019

	Principal	Fair
	Amount	Value
BANK LOANS – 89.10% – Continued

Telecommunications – Wireline/Wireless – 4.04% – Continued
Dawn Acquisition, LLC, Senior Secured
First Lien Term Loan 5.854% (3 Month
LIBOR USD + 3.75%), 12/31/2025 (b)	$645,125	$612,869
Flexential Intermediate Corp.,
Senior Secured First Lien Term Loan
5.604% (3 Month LIBOR USD + 3.50%),
08/01/2024 (b)	770,261	667,720
Masergy Holdings, Inc.,
Senior Secured First Lien Term Loan
5.354% (3 Month LIBOR USD + 3.25%,
1.000% Floor), 12/15/2023 (b)	486,158	479,474
MTN Infrastructure TopCo, Inc.,
Senior Secured First Lien Term Loan
5.044% (1 Month LIBOR USD + 3.00%,
1.000% Floor), 11/15/2024 (b)	443,250	439,185
Numericable U.S., LLC
Senior Secured First Lien Term Loan
4.794% (1 Month LIBOR USD + 2.75%),
07/31/2025 (b)	629,123	615,361
Senior Secured First Lien Term Loan
6.028% (1 Month LIBOR USD + 4.00%),
08/14/2026 (b)	367,225	366,995
Rackspace Hosting, Inc.,
Senior Secured First Lien Term Loan
5.287% (3 Month LIBOR USD + 3.00%,
1.000% Floor), 11/03/2023 (b)	680,195	625,991
Sprint Communications, Inc.,
Senior Secured First Lien Term Loan
4.625% (1 Month LIBOR USD + 2.50%,
0.750% Floor), 02/02/2024 (b)	1,080,658	1,074,579
TierPoint, LLC,
Senior Secured First Lien Term Loan
5.794% (1 Month LIBOR USD + 3.75%,
1.000% Floor), 05/06/2024 (b)	448,608	418,607
		9,476,840

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2019

	Principal	Fair
	Amount	Value
BANK LOANS – 89.10% – Continued

Utilities – Electric – 1.40%
Calpine Corp., Senior Secured First Lien
Term Loan 4.61% (3 Month LIBOR
USD + 2.50%), 01/15/2024 (b)	$628,082	$630,497
Exgen Renewables IV, LLC, Senior
Secured First Lien Term Loan
5.13% (3 Month LIBOR USD + 3.00%,
1.000% Floor), 11/29/2024 (b)	640,685	628,473
Frontera Generation Holdings, LLC,
Senior Secured First Lien Term Loan
6.289% (1 Month LIBOR USD + 4.25%,
1.000% Floor), 05/02/2025 (b)	618,874	586,383
Lightstone Holdco, LLC
Senior Secured First Lien Term Loan
5.794% (1 Month LIBOR USD + 3.75%,
1.000% Floor), 01/30/2024 (b)	558,304	536,843
Senior Secured First Lien Term Loan
5.794% (1 Month LIBOR USD + 3.75%,
1.000% Floor), 01/30/2024 (b)	31,489	30,279
Vistra Operations Co., LLC
Senior Secured First Lien Term Loan
4.044% (1 Month LIBOR USD + 2.00%),
08/04/2023 (b)	294,270	295,557
Senior Secured First Lien Term Loan
4.025% (1 Month LIBOR USD + 2.00%),
12/31/2025 (b)	231,895	232,846
Senior Secured First Lien Term Loan
4.044% (1 Month LIBOR USD + 2.00%),
12/31/2025 (b)	324,631	325,962
Senior Secured First Lien Term Loan
4.33% (3 Month LIBOR USD + 2.00%),
12/31/2025 (b)	18,524	18,600
		3,285,440
Utilities – Gas – 1.17%
Brazos Delaware II, LLC, Senior Secured
First Lien Term Loan 6.046% (1 Month
LIBOR USD + 4.00%), 05/21/2025 (b)	399,938	370,192

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2019

	Principal	Fair
	Amount	Value
BANK LOANS – 89.10% – Continued

Utilities – Gas – 1.17% – Continued
Lower Cadence Holdings, LLC,
Senior Secured First Lien Term Loan
6.054% (1 Month LIBOR USD + 4.00%),
05/22/2026 (b)	$413,963	$404,520
Lucid Energy Group II Borrower, LLC,
Senior Secured First Lien Term Loan
5.044% (1 Month LIBOR USD + 3.00%,
1.000% Floor), 02/18/2025 (b)	457,507	434,345
Northriver Midstream Finance, L.P.,
Senior Secured First Lien Term Loan
5.569% (3 Month LIBOR USD + 3.25%),
10/01/2025 (b)	747,450	742,622
Traverse Midstream Partners, LLC,
Senior Secured First Lien Term Loan
6.05% (1 Month LIBOR USD + 4.00%,
1.000% Floor), 09/27/2024 (b)	891,000	790,763
		2,742,442
TOTAL BANK LOANS
(Cost $212,889,774)		208,779,841

CORPORATE BONDS – 9.11% (i)

Environmental – 0.42%
GFL Environmental, Inc.
7.00%, 06/01/2026 (c)(j)	420,000	443,100
Stericycle, Inc. 5.375%, 07/15/2024 (j)	535,000	551,050
		994,150
Finance – Services – 1.71%
Navient Corp. 5.50%, 01/25/2023	780,000	808,275
Starwood Property Trust, Inc.
5.00%, 12/15/2021	750,000	776,250
VFH Parent, LLC / Orchestra Co-Issuer, Inc.
6.75%, 06/15/2022 (j)	1,600,000	1,655,880
WEX, Inc. 4.75%, 02/01/2023 (j)	745,000	754,313
		3,994,718

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2019

	Principal	Fair
	Amount	Value
CORPORATE BONDS – 9.11% (i) – Continued

Gaming – 0.26%
Eldorado Resorts, Inc. 7.00%, 08/01/2023	$575,000	$602,313

Healthcare – 0.94%
Bausch Health Cos., Inc. 5.50%,
11/01/2025 (c)(j)	775,000	813,828
MPH Acquisition Holdings, LLC
7.125%, 06/01/2024 (j)	550,000	509,438
Tenet Healthcare Corp. 5.125%, 05/01/2025	875,000	889,262
		2,212,528
Hotels – 0.20%
ESH Hospitality, Inc. 4.625%, 10/01/2027 (j)	475,000	477,969

Media – Broadcast – 0.46%
Cumulus Media New Holdings, Inc.
6.75%, 07/01/2026 (j)	485,000	509,250
Nexstar Broadcasting, Inc. 5.875%,
11/15/2022	550,000	563,750
		1,073,000
Media – Cable – 1.81%
Block Communications, Inc. 6.875%,
02/15/2025 (j)	1,410,000	1,476,974
Cablevision Systems Corp. 8.00%,
04/15/2020	650,000	670,313
CCO Holdings, LLC / CCO Holdings
Capital Corp. 5.25%, 09/30/2022	575,000	582,676
DISH DBS Corp. 5.875%, 07/15/2022	1,450,000	1,513,437
		4,243,400
Non-Food & Drug Retailers – 0.31%
PetSmart, Inc. 5.875%, 06/01/2025 (j)	718,000	719,795

Packaging – 0.23%
Reynolds Group Issuer, Inc. / Reynolds Group
Issuer, LLC / Reynolds Group Issuer Lu
5.75%, 10/15/2020	533,009	534,795

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2019

	Principal	Fair
	Amount	Value
CORPORATE BONDS – 9.11% (i) – Continued

Reits – 0.26%
VICI Properties 1, LLC / VICI FC, Inc.
8.00%, 10/15/2023	$550,000	$604,065

Support – Services – 0.59%
GEO Group, Inc. 5.125%, 04/01/2023	780,000	692,250
Tempo Acquisition, LLC / Tempo Acquisition
Finance Corp. 6.75%, 06/01/2025 (j)	665,000	688,275
		1,380,525
Technology – 0.33%
Dell International, LLC / EMC Corp.
4.42%, 06/15/2021 (j)	750,000	773,542

Telecommunications – Satellites – 0.67%
Hughes Satellite Systems Corp.
5.25%, 08/01/2026	725,000	778,469
6.625%, 08/01/2026	725,000	788,770
		1,567,239
Telecommunications – Wireline/Wireless – 0.29%
Sprint Communications, Inc. 7.00%,
08/15/2020	650,000	672,562

Transportation Excluding Air & Rail – 0.15%
XPO Logistics, Inc. 6.50%, 06/15/2022 (j)	350,000	357,700

Utilities – Electric – 0.48%
AES Corp. 4.50%, 03/15/2023	445,000	456,125
TerraForm Power Operating, LLC
4.25%, 01/31/2023 (j)	655,000	671,375
		1,127,500
TOTAL CORPORATE BONDS
(Cost $20,789,654)		21,335,801

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2019

		Fair
	Shares	Value
COMMON STOCKS – 0.29%

Forestry & Paper – 0.21%
Verso Corp. (a)	40,879	$506,082

Media – Broadcast – 0.05%
Cumulus Media, Inc. (a)	8,437	122,674

Media Diversified & Services – 0.01%
Pacifico, Inc. (a)(f)(h)	2,592	14,580

Oil & Gas – 0.02%
Ascent Resources, LLC (a)(f)(h)	11,064	28,213
HGIM Corp. (a)(h)	1,010	12,373
		40,586
TOTAL COMMON STOCKS
(Cost $2,134,718)		683,922

WARRANTS – 0.03%

Oil & Gas – 0.03%
Ascent Resources, LLC (a)(f)(h)	72,369	9,046
Ascent Resources, LLC (a)(f)(h)	56,287	4,222
HGIM Corp. (a)(h)	4,517	56,462
		69,730
TOTAL WARRANTS
(Cost $202,573)		69,730

PRIVATE PLACEMENTS – 0.01%

Utilities – Gas – 0.01%
Southcross Energy Partners, L.P. (a)(h)	63	—
Southcross Energy Partners, L.P. (h)	63	29,925
		29,925
TOTAL PRIVATE PLACEMENTS
(Cost $0)		29,925

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2019

		Fair
	Shares	Value
SHORT-TERM INVESTMENTS – 2.72%

Money Market Fund – 2.72%
First American Government
Obligations Fund – Class X, 1.87% (e)	6,372,642	$6,372,642
TOTAL SHORT-TERM INVESTMENTS
(Cost $6,372,642)		6,372,642
Total Investments (Cost $242,389,361) – 101.26%		237,271,861
Liabilities in Excess of Other Assets – (1.26%)		(2,961,696)
TOTAL NET ASSETS – 100.00%		$234,310,165

Percentages are stated as a percent of net assets.
LIBOR	London Interbank Offered Rate
PLC	Public Limited Company
REIT	Real Estate Investment Trust
(a)	Non-income producing security.
(b)	Variable rate securities, the coupon rate shown is the effective interest rate as of September 30, 2019.
(c)	U.S. traded security of a foreign issuer.
(d)	Variable rate security. Final terms of the bank loan are not yet known, so reference index and spread information may not be presented.
(e)	Rate shown is the 7-day annualized yield as of September 30, 2019.
(f)	Value determined using significant unobservable inputs.
(g)	All or a portion of the loan is unfunded.
(h)	Illiquid security. A security may be considered illiquid if it lacks a readily available market. As of September 30, 2019 the value of these investments was $7,551,877 or 3.22% of net assets.
(i)	All or a portion is posted as collateral for delayed settlement securities.
(j)
Rule 144a security.  The Fund’s Advisor has deemed these securities to be liquid based upon procedures approved by the Board of Trustees.  As of September 30, 2019 the value of these investments was $10,402,489 or 4.44% of net assets.

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

PORTFOLIO ALLOCATION
September 30, 2019 (Unaudited)

% Net
TOP TEN HOLDINGS	Assets
Reynolds Group Issuer, Inc. / Reynolds Group Issuer, LLC /
Reynolds Group Issuer Lu 5.75%, 10/15/2020	1.61%
Dell International, LLC / EMC Corp. 7.125%, 6/15/2024	1.43%
T-Mobile U.S.A., Inc. 6.00%, 3/1/2023	1.33%
XPO Logistics, Inc. 6.50%, 6/15/2022	1.25%
Standard Industries, Inc. 5.375%, 11/15/2024	1.19%
Hughes Satellite Systems Corp. 7.625%, 6/15/2021	1.16%
CCO Holdings, LLC / CCO Holdings Capital Corp.
5.25%, 9/30/2022	1.10%
TEGNA, Inc. 5.125%, 7/15/2020	0.99%
Tenet Healthcare Corp. 4.625%, 9/1/2024	0.96%
Financial & Risk U.S. Holdings, Inc., Senior Secured First Lien
Term Loan 5.794% (1 Month LIBOR USD + 3.75%), 10/1/2025	0.95%

The portfolio’s holdings and allocations are subject to change.  The top ten holdings presented exclude short-term investments. The percentages are of total net assets as of September 30, 2019.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS
September 30, 2019

	Principal	Fair
	Amount	Value
CORPORATE BONDS – 86.42% (g)

Aerospace & Defense – 1.51%
Bombardier, Inc.
8.75%, 12/01/2021 (b)(c)	$3,123,000	$3,384,551
6.00%, 10/15/2022 (b)(c)	495,000	496,856
TransDigm, Inc. 6.00%, 07/15/2022	3,830,000	3,897,025
Triumph Group, Inc. 6.25%, 09/15/2024 (c)	851,000	887,338
		8,665,770
Automotive – 1.97%
Allison Transmission, Inc.
5.00%, 10/01/2024 (c)	1,350,000	1,382,062
American Axle & Manufacturing, Inc.
6.625%, 10/15/2022	1,112,000	1,128,680
Dana, Inc. 6.00%, 09/15/2023	1,165,000	1,198,494
Ford Motor Credit Co., LLC
3.35%, 11/01/2022	1,475,000	1,476,270
Goodyear Tire & Rubber Co.
5.125%, 11/15/2023	1,320,000	1,341,450
Penske Automotive Group, Inc.
5.75%, 10/01/2022	3,379,000	3,432,659
5.375%, 12/01/2024	1,300,000	1,340,625
		11,300,240
Beverage & Food – 1.23%
B&G Foods, Inc. 4.625%, 06/01/2021	2,950,000	2,961,652
TreeHouse Foods, Inc.
6.00%, 02/15/2024 (c)	1,245,000	1,294,800
U.S. Foods, Inc. 5.875%, 06/15/2024 (c)	2,700,000	2,791,125
		7,047,577
Building & Construction – 0.42%
Lennar Corp. 6.25%, 12/15/2021	602,000	638,872
M/I Homes, Inc. 6.75%, 01/15/2021	1,375,000	1,392,188
Toll Brothers Finance Corp.
6.75%, 11/01/2019	350,000	351,925
		2,382,985

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2019

	Principal	Fair
	Amount	Value
CORPORATE BONDS – 86.42% (g) – Continued

Building Materials – 1.72%
American Builders & Contractors
Supply Co., Inc. 5.75%, 12/15/2023 (c)	$700,000	$722,750
Standard Industries, Inc.
5.375%, 11/15/2024 (c)	6,545,000	6,765,894
Summit Materials, LLC / Summit Materials
Finance Corp. 6.125%, 07/15/2023	2,300,000	2,351,750
		9,840,394
Chemicals – 3.52%
Blue Cube Spinco, LLC
9.75%, 10/15/2023	3,840,000	4,195,200
10.00%, 10/15/2025	875,000	983,795
NOVA Chemicals Corp.
5.25%, 08/01/2023 (b)(c)	2,020,000	2,050,300
OCI N.V. 6.625%, 04/15/2023 (b)(c)	3,136,000	3,291,859
PQ Corp. 6.75%, 11/15/2022 (c)	4,300,000	4,466,625
Univar U.S.A., Inc. 6.75%, 07/15/2023 (c)	2,675,000	2,731,844
W.R. Grace & Co. – Conn.
5.125%, 10/01/2021 (c)	2,375,000	2,479,144
		20,198,767
Consumer Products – 2.41%
Central Garden & Pet Co.
6.125%, 11/15/2023	850,000	884,000
First Quality Finance Co., Inc.
4.625%, 05/15/2021 (c)	3,378,000	3,386,445
Griffon Corp. 5.25%, 03/01/2022	1,050,000	1,063,125
Prestige Brands, Inc.
5.375%, 12/15/2021 (c)	4,640,000	4,680,600
6.375%, 03/01/2024 (c)	2,215,000	2,314,675
Spectrum Brands, Inc.
6.125%, 12/15/2024	1,452,000	1,514,073
		13,842,918
Environmental – 1.89%
Advanced Disposal Services, Inc.
5.625%, 11/15/2024 (c)	2,960,000	3,096,900

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2019

	Principal	Fair
	Amount	Value
CORPORATE BONDS – 86.42% (g) – Continued

Environmental – 1.89% – Continued
GFL Environmental, Inc.
5.625%, 05/01/2022 (b)(c)	$4,465,000	$4,587,787
5.375%, 03/01/2023 (b)(c)	850,000	864,705
Stericycle, Inc. 5.375%, 07/15/2024 (c)	2,211,000	2,277,330
		10,826,722
Finance – Banking – 0.71%
Ally Financial, Inc. 8.00%, 03/15/2020	4,000,000	4,094,760

Finance – Services – 5.47%
DAE Funding, LLC
4.00%, 08/01/2020 (c)	2,592,000	2,614,680
5.75%, 11/15/2023 (c)	1,500,000	1,580,025
5.00%, 08/01/2024 (c)	1,241,000	1,296,845
Nationstar Mortgage Holdings, Inc.
8.125%, 07/15/2023 (c)	1,030,000	1,076,350
Nationstar Mortgage, LLC /
Nationstar Capital Corp.
6.50%, 07/01/2021	3,255,000	3,271,275
6.50%, 06/01/2022	1,350,000	1,352,531
Navient Corp.
8.00%, 03/25/2020	875,000	893,594
5.875%, 03/25/2021	2,680,000	2,785,525
6.625%, 07/26/2021	390,000	410,475
7.25%, 01/25/2022	1,050,000	1,135,313
6.50%, 06/15/2022	1,175,000	1,254,312
Park Aerospace Holdings, Ltd.
5.25%, 08/15/2022 (b)(c)	1,155,000	1,220,142
Springleaf Finance Corp.
8.25%, 12/15/2020	505,000	538,456
7.75%, 10/01/2021	1,020,000	1,113,075
6.125%, 05/15/2022	475,000	509,438
6.125%, 03/15/2024	2,024,000	2,183,390
Starwood Property Trust, Inc.
3.625%, 02/01/2021 (c)	645,000	649,031
5.00%, 12/15/2021	3,555,000	3,679,425

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2019

	Principal	Fair
	Amount	Value
CORPORATE BONDS – 86.42% (g) – Continued

Finance – Services – 5.47% – Continued
VFH Parent, LLC / Orchestra Co-Issuer, Inc.
6.75%, 06/15/2022 (c)	$3,657,000	$3,784,721
		31,348,603
Food & Drug Retailers – 0.46%
Ingles Markets, Inc. 5.75%, 06/15/2023	2,571,000	2,632,061

Forestry & Paper – 0.45%
Cascades, Inc. 5.50%, 07/15/2022 (b)(c)	2,520,000	2,564,100

Gaming – 3.02%
Boyd Gaming Corp. 6.875%, 05/15/2023	4,936,000	5,139,610
Eldorado Resorts, Inc.
7.00%, 08/01/2023	2,845,000	2,980,138
6.00%, 04/01/2025	1,050,000	1,113,000
International Game Technology PLC
6.25%, 02/15/2022 (b)(c)	3,335,000	3,535,992
MGM Resorts International
7.75%, 03/15/2022	4,082,000	4,576,983
		17,345,723
General Industrial Manufacturing – 0.22%
Actuant Corp. 5.625%, 06/15/2022	1,225,000	1,241,844

Healthcare – 13.35%
Acadia Healthcare Co., Inc.
6.125%, 03/15/2021	1,400,000	1,403,500
5.125%, 07/01/2022	1,150,000	1,162,937
AMN Healthcare, Inc.
5.125%, 10/01/2024 (c)	2,750,000	2,860,000
Avantor, Inc.
6.00%, 10/01/2024 (c)	1,200,000	1,288,836
9.00%, 10/01/2025 (c)	2,325,000	2,609,813
Bausch Health Cos., Inc.
6.50%, 03/15/2022 (b)(c)	900,000	931,500
5.50%, 03/01/2023 (b)(c)	2,340,000	2,378,025
5.875%, 05/15/2023 (b)(c)	2,423,000	2,462,374
7.00%, 03/15/2024 (b)(c)	3,111,000	3,277,314

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2019

	Principal	Fair
	Amount	Value
CORPORATE BONDS – 86.42% (g) – Continued

Healthcare – 13.35% – Continued
Centene Corp.
5.625%, 02/15/2021	$4,570,000	$4,637,225
4.75%, 05/15/2022	5,208,000	5,332,731
6.125%, 02/15/2024	4,448,000	4,632,370
4.75%, 01/15/2025	3,925,000	4,038,825
DaVita, Inc. 5.125%, 07/15/2024	3,735,000	3,805,031
Eagle Holding Co. II, LLC 7.75% Cash or
8.00% PIK, 05/15/2022 (c)(h)	2,495,000	2,523,069
HCA, Inc.
6.25%, 02/15/2021	500,000	524,800
7.50%, 02/15/2022	3,235,000	3,593,438
Hill-Rom Holdings, Inc.
5.00%, 02/15/2025 (c)	2,811,000	2,937,495
Jaguar Holding Co. II / Pharmaceutical
Product Development, LLC
6.375%, 08/01/2023 (c)	4,100,000	4,248,625
Molina Healthcare, Inc.
5.375%, 11/15/2022 (e)	5,053,000	5,375,331
MPT Operating Partnership, L.P. / MPT
Finance Corp. 6.375%, 03/01/2024	4,320,000	4,534,013
RegionalCare Hospital Partners
Holdings, Inc. 8.25%, 05/01/2023 (c)	1,430,000	1,522,056
Sabra Health Care, L.P. / Sabra Capital
Corp. 5.375%, 06/01/2023	1,050,000	1,070,501
Service Corp. International U.S.
5.375%, 05/15/2024	310,000	320,707
Sotera Health Holdings, LLC 6.50%,
05/15/2023 (c)	1,404,000	1,437,345
Sotera Health Topco, Inc. 8.125% Cash or
9.00% PIK, 11/01/2021 (c)(h)	1,281,000	1,285,804
Syneos Health, Inc. / inVentiv Health, Inc. /
inVentiv Health Clinical, Inc.
7.50%, 10/01/2024 (c)	844,000	874,595
Tenet Healthcare Corp.
4.625%, 09/01/2024 (c)	5,360,000	5,520,425
		76,588,685

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2019

	Principal	Fair
	Amount	Value
CORPORATE BONDS – 86.42% (g) – Continued

Hotels – 0.41%
ESH Hospitality, Inc. 5.25%,
05/01/2025 (c)	$1,295,000	$1,342,267
RHP Hotel Properties, L.P. / RHP
Finance Corp. 5.00%, 04/15/2023	1,000,000	1,025,000
		2,367,267
Leisure & Entertainment – 1.16%
NCL Corp., Ltd. 4.75%, 12/15/2021 (b)(c)	4,185,000	4,267,026
Wyndham Destinations, Inc.
5.625%, 03/01/2021	1,250,000	1,298,438
4.25%, 03/01/2022	1,060,000	1,083,850
		6,649,314
Media – Broadcast – 4.56%
AMC Networks, Inc.
4.75%, 12/15/2022	1,076,000	1,093,819
5.00%, 04/01/2024	825,000	851,837
Nexstar Broadcasting, Inc.
6.125%, 02/15/2022 (c)	2,350,000	2,385,250
5.875%, 11/15/2022	2,335,000	2,393,375
Sinclair Television Group, Inc.
6.125%, 10/01/2022	750,000	766,373
5.625%, 08/01/2024 (c)	789,000	813,656
Sirius XM Radio, Inc.
4.625%, 05/15/2023 (c)	3,290,000	3,368,137
5.375%, 04/15/2025 (c)	193,000	200,720
TEGNA, Inc.
5.125%, 10/15/2019	879,000	879,989
5.125%, 07/15/2020	5,656,000	5,668,726
4.875%, 09/15/2021 (c)	750,000	752,812
6.375%, 10/15/2023	3,564,000	3,679,830
Univision Communications, Inc.
6.75%, 09/15/2022 (c)	3,265,000	3,326,219
		26,180,743

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2019

	Principal	Fair
	Amount	Value
CORPORATE BONDS – 86.42% (g) – Continued

Media – Cable – 7.61%
CCO Holdings, LLC /
CCO Holdings Capital Corp.
5.25%, 03/15/2021	$993,000	$994,415
5.25%, 09/30/2022	6,255,000	6,338,504
5.125%, 02/15/2023	1,610,000	1,640,188
5.125%, 05/01/2023 (c)	1,000,000	1,027,240
5.75%, 09/01/2023	2,330,000	2,382,425
CSC Holdings, LLC
6.75%, 11/15/2021	800,000	864,000
5.125%, 12/15/2021 (c)	4,756,000	4,762,896
5.125%, 12/15/2021 (c)	3,220,000	3,224,669
5.375%, 07/15/2023 (c)	3,030,000	3,117,113
6.625%, 10/15/2025 (c)	744,000	798,163
10.875%, 10/15/2025 (c)	4,070,000	4,616,703
DISH DBS Corp.
6.75%, 06/01/2021	4,995,000	5,268,726
5.875%, 07/15/2022	1,130,000	1,179,437
Lions Gate Capital Holdings, LLC
6.375%, 02/01/2024 (c)	3,644,000	3,862,203
Mediacom Broadband, LLC / Mediacom
Broadband Corp. 5.50%, 04/15/2021	637,000	639,389
Netflix, Inc. 5.375%, 02/01/2021	1,500,000	1,548,750
Ziggo Bond Co. B.V.
5.875%, 01/15/2025 (b)(c)	1,315,000	1,357,737
		43,622,558
Media Diversified & Services – 3.04%
Match Group, Inc. 6.375%, 06/01/2024	1,760,000	1,856,800
National CineMedia, LLC
6.00%, 04/15/2022	2,205,000	2,235,319
Nielsen Finance, LLC / Nielsen Finance Co.
4.50%, 10/01/2020	1,290,000	1,294,953
5.50%, 10/01/2021 (b)(c)	3,775,000	3,798,594
5.00%, 04/15/2022 (c)	3,310,000	3,335,818
Outfront Media Capital, LLC / Outfront
Media Capital Corp. 5.625%, 02/15/2024	812,000	838,390

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2019

	Principal	Fair
	Amount	Value
CORPORATE BONDS – 86.42% (g) – Continued

Media Diversified & Services – 3.04% – Continued
Quebecor Media, Inc.
5.75%, 01/15/2023 (b)	$1,250,000	$1,365,625
WMG Acquisition Corp.
5.00%, 08/01/2023 (c)	2,655,000	2,724,694
		17,450,193
Metals & Mining Excluding Steel – 0.77%
Arconic, Inc. 5.40%, 04/15/2021	1,405,000	1,454,013
FMG Resources Pty, Ltd.
4.75%, 05/15/2022 (b)(c)	1,550,000	1,596,500
Novelis Corp. 6.25%, 08/15/2024 (c)	1,295,000	1,356,513
		4,407,026
Packaging – 4.28%
Ardagh Packaging Finance PLC /
Ardagh Holdings U.S.A., Inc.
4.25%, 09/15/2022 (b)(c)	710,000	720,991
4.625%, 05/15/2023 (b)(c)	1,258,000	1,291,022
6.00%, 02/15/2025 (b)(c)	1,295,000	1,357,290
Berry Global, Inc.
5.50%, 05/15/2022	2,750,000	2,798,125
6.00%, 10/15/2022	2,300,000	2,337,375
Graphic Packaging International, LLC
4.875%, 11/15/2022	469,000	491,278
Reynolds Group Issuer, Inc. / Reynolds Group
Issuer, LLC / Reynolds Group Issuer Lu
5.75%, 10/15/2020	9,182,296	9,213,056
6.875%, 02/15/2021 (e)	1,590,606	1,596,571
5.803% (3 Month LIBOR USD + 3.50%),
07/15/2021 (a)(c)	1,150,000	1,154,312
7.00%, 07/15/2024 (c)	933,000	968,571
Sealed Air Corp. 6.50%, 12/01/2020 (c)	2,515,000	2,599,881
		24,528,472
Reits – 0.92%
Ladder Capital Finance Holdings, LLLP /
Ladder Capital Finance Corp.
5.875%, 08/01/2021 (c)	2,500,000	2,545,875

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2019

	Principal	Fair
	Amount	Value
CORPORATE BONDS – 86.42% (g) – Continued

Reits – 0.92% – Continued
VICI Properties 1, LLC / VICI FC, Inc.
8.00%, 10/15/2023	$2,503,582	$2,749,684
		5,295,559
Restaurants – 0.25%
1011778 B.C., ULC / New Red Finance, Inc.
4.625%, 01/15/2022 (b)(c)	403,000	403,081
4.25%, 05/15/2024 (b)(c)	1,012,000	1,043,979
		1,447,060
Steel Producers & Products – 0.16%
Steel Dynamics, Inc. 5.125%, 10/01/2021	255,000	256,227
Zekelman Industries, Inc.
9.875%, 06/15/2023 (c)	600,000	632,625
		888,852
Support – Services – 2.83%
CoreCivic, Inc. 4.125%, 04/01/2020	1,250,000	1,256,250
Garda World Security Corp.
7.25%, 11/15/2021 (b)(c)(d)	1,000,000	1,008,000
Gartner, Inc. 5.125%, 04/01/2025 (c)	1,335,000	1,400,081
Hertz Corp. 7.625%, 06/01/2022 (c)	1,265,000	1,318,762
Iron Mountain, Inc.
4.375%, 06/01/2021 (c)	950,000	962,075
6.00%, 08/15/2023	5,042,000	5,173,596
5.75%, 08/15/2024	1,962,000	1,986,525
Williams Scotsman International, Inc.
7.875%, 12/15/2022 (c)	2,450,000	2,566,375
6.875%, 08/15/2023 (c)	537,000	563,850
		16,235,514
Technology – 5.84%
Advanced Micro Devices, Inc.
7.00%, 07/01/2024	526,000	546,382
CDK Global, Inc. 3.80%, 10/15/2019 (e)	1,575,000	1,575,787
CommScope, Inc. 5.00%, 06/15/2021 (c)	1,935,000	1,942,837
Dell International, LLC / EMC Corp.
5.875%, 06/15/2021 (c)	4,500,000	4,577,625
7.125%, 06/15/2024 (c)	7,763,000	8,191,906

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2019

	Principal	Fair
	Amount	Value
CORPORATE BONDS – 86.42% (g) – Continued

Technology – 5.84% – Continued
Infor U.S., Inc. 6.50%, 05/15/2022	$2,446,000	$2,494,920
NCR Corp.
5.875%, 12/15/2021	1,325,000	1,339,906
5.00%, 07/15/2022	1,345,000	1,361,813
6.375%, 12/15/2023	5,175,000	5,330,250
Open Text Corp. 5.625%, 01/15/2023 (b)(c)	2,620,000	2,695,325
PTC, Inc. 6.00%, 05/15/2024	640,000	672,000
Sabre GLBL, Inc.
5.375%, 04/15/2023 (c)	1,350,000	1,383,750
5.25%, 11/15/2023 (c)	1,345,000	1,388,713
		33,501,214
Telecommunications – Satellites – 2.92%
Hughes Satellite Systems Corp.
7.625%, 06/15/2021	6,145,000	6,636,600
Inmarsat Finance PLC
4.875%, 05/15/2022 (b)(c)	2,099,000	2,135,082
6.50%, 10/01/2024 (b)(c)	3,900,000	4,104,750
Telesat Canada / Telesat, LLC
8.875%, 11/15/2024 (b)(c)	3,590,000	3,855,660
		16,732,092
Telecommunications – Wireline/Wireless – 8.24%
Altice Financing S.A.
6.625%, 02/15/2023 (b)(c)	1,250,000	1,285,937
Altice France S.A. 6.25%, 05/15/2024 (b)(c)	1,609,000	1,666,522
Altice Luxembourg S.A.
7.75%, 05/15/2022 (b)(c)	150,000	153,562
CenturyLink, Inc.
5.625%, 04/01/2020	2,425,000	2,467,680
6.45%, 06/15/2021	1,420,000	1,494,550
Cogent Communications Finance, Inc.
5.625%, 04/15/2021 (c)	675,000	682,594
Equinix, Inc.
5.375%, 01/01/2022	2,853,000	2,924,325
5.375%, 04/01/2023	1,399,000	1,433,555

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2019

	Principal	Fair
	Amount	Value
CORPORATE BONDS – 86.42% (g) – Continued

Telecommunications – Wireline/Wireless – 8.24% – Continued
Level 3 Financing, Inc.
6.125%, 01/15/2021	$787,000	$790,541
5.375%, 08/15/2022	4,760,000	4,789,750
5.625%, 02/01/2023	3,715,000	3,770,725
Sprint Communications, Inc.
7.00%, 08/15/2020	4,800,000	4,966,608
6.00%, 11/15/2022	2,500,000	2,662,500
Sprint Corp. 7.25%, 09/15/2021	1,200,000	1,283,520
T-Mobile U.S.A., Inc.
6.00%, 03/01/2023	7,500,000	7,658,925
6.375%, 03/01/2025	3,845,000	3,992,879
Zayo Group, LLC / Zayo Capital, Inc.
6.00%, 04/01/2023	5,070,000	5,228,438
		47,252,611
Transportation Excluding Air & Rail – 1.56%
XPO Logistics, Inc.
6.50%, 06/15/2022 (c)	7,040,000	7,194,880
6.125%, 09/01/2023 (c)	1,100,000	1,138,500
6.75%, 08/15/2024 (c)	558,000	606,825
		8,940,205
Utilities – Electric – 1.38%
AES Corp. 4.875%, 05/15/2023	1,196,000	1,219,920
NextEra Energy Operating Partners, L.P.
4.25%, 07/15/2024 (c)	680,000	702,100
Vistra Energy Corp.
5.875%, 06/01/2023	1,500,000	1,537,875
7.625%, 11/01/2024	4,292,000	4,479,775
		7,939,670
Utilities – Gas – 2.14%
Blue Racer Midstream, LLC / Blue Racer
Finance Corp. 6.125%, 11/15/2022 (c)	3,082,000	3,113,744
Buckeye Partners, L.P. 4.875%, 02/01/2021	646,000	657,096
Crestwood Midstream Partners, L.P. /
Crestwood Midstream Finance Corp.
6.25%, 04/01/2023	1,375,000	1,417,969

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2019

	Principal	Fair
	Amount	Value
CORPORATE BONDS – 86.42% (g) – Continued

Utilities – Gas – 2.14% – Continued
DCP Midstream Operating, L.P.
5.35%, 03/15/2020 (c)	$765,000	$772,650
3.875%, 03/15/2023	308,000	312,235
Genesis Energy, L.P. / Genesis Energy
Finance Corp. 6.75%, 08/01/2022	2,424,000	2,468,480
NuStar Logistics, L.P.
4.80%, 09/01/2020	300,000	306,375
6.75%, 02/01/2021	2,900,000	3,036,590
Targa Resources Partners, L.P. / Targa
Resources Partners Finance Corp.
6.75%, 03/15/2024	205,000	212,944
		12,298,083
TOTAL CORPORATE BONDS
(Cost $490,759,628)		495,657,582

BANK LOANS – 9.88%

Aerospace & Defense – 0.31%
Transdigm, Inc., Senior Secured First Lien
Term Loan 4.544% (1 Month LIBOR
USD + 2.50%), 06/09/2023 (a)	1,796,341	1,794,338

Building Materials – 0.22%
QUIKRETE Holdings, Inc., Senior Secured
First Lien Term Loan 4.794% (1 Month
LIBOR USD + 2.75%), 11/15/2023 (a)	1,253,133	1,250,157

Consumer Products – 0.18%
Kronos Acquisition Holdings, Inc.,
Senior Secured First Lien Term Loan
6.256% (3 Month LIBOR USD + 4.00%),
05/15/2023 (a)	1,080,045	1,027,393

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2019

	Principal	Fair
	Amount	Value
BANK LOANS – 9.88% – Continued

Environmental – 0.23%
Granite Acquisition, Inc.
Senior Secured First Lien Term Loan
5.604% (3 Month LIBOR USD + 3.50%),
12/17/2021 (a)	$1,270,515	$1,275,413
Senior Secured First Lien Term Loan
5.604% (3 Month LIBOR USD + 3.50%),
12/17/2021 (a)	62,870	63,113
		1,338,526
Finance – Insurance – 0.53%
HUB International, Ltd., Senior Secured First
Lien Term Loan 5.267% (3 Month LIBOR
USD + 3.00%), 04/25/2025 (a)	839,375	831,027
U.S.I., Inc., Senior Secured First Lien
Term Loan 5.104% (3 Month LIBOR
USD + 3.00%), 05/16/2024 (a)	2,254,000	2,219,728
		3,050,755
Finance – Services – 0.68%
Deerfield Holdings Corp., Senior Secured First
Lien Term Loan 5.294% (1 Month LIBOR
USD + 3.25%), 02/13/2025 (a)	2,462,500	2,426,178
WEX, Inc., Senior Secured First Lien Term
Loan 4.294% (1 Month LIBOR
USD + 2.25%), 05/15/2026 (a)	1,485,297	1,495,768
		3,921,946
Gaming – 0.57%
Stars Group Holdings B.V., Senior Secured
First Lien Term Loan 5.604% (3 Month
LIBOR USD + 3.50%), 07/10/2025 (a)	1,476,733	1,485,113
Station Casinos, LLC, Senior Secured First
Lien Term Loan 4.55% (1 Month LIBOR
USD + 2.50%), 06/08/2023 (a)	1,794,411	1,804,074
		3,289,187

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2019

	Principal	Fair
	Amount	Value
BANK LOANS – 9.88% – Continued

General Industrial Manufacturing – 0.16%
EWT Holdings III Corp., Senior Secured First
Lien Term Loan 5.044% (1 Month LIBOR
USD + 3.00%), 12/20/2024 (a)	$897,767	$902,260

Healthcare – 1.59%
Amneal Pharmaceuticals, LLC,
Senior Secured First Lien Term Loan
5.563% (1 Month LIBOR USD + 3.50%),
05/05/2025 (a)	2,468,172	2,119,543
Jaguar Holding Co. II,
Senior Secured First Lien Term Loan
4.544% (1 Month LIBOR USD + 2.50%),
08/18/2022 (a)	964,736	966,597
MPH Acquisition Holdings, LLC,
Senior Secured First Lien Term Loan
4.854% (3 Month LIBOR USD + 2.75%),
06/07/2023 (a)	3,262,068	3,116,629
RegionalCare Hospital Partners Holdings, Inc.,
Senior Secured First Lien Term Loan
6.554% (1 Month LIBOR USD + 4.50%),
11/14/2025 (a)	2,481,250	2,487,267
Sterigenics-Nordion Holdings, LLC,
Senior Secured First Lien Term Loan
5.044% (1 Month LIBOR USD + 3.00%),
05/13/2022 (a)	448,518	444,687
		9,134,723
Hotels – 0.14%
ESH Hospitality, Inc., Senior Secured First
Lien Term Loan 4.044% (1 Month LIBOR
USD + 2.00%), 09/18/2026 (a)	808,430	813,167

Leisure & Entertainment – 0.52%
Delta 2 (Lux) S.A.R.L., Senior Secured First
Lien Term Loan 4.544% (1 Month LIBOR
USD + 2.50%), 02/01/2024 (a)	1,625,890	1,609,225

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2019

	Principal	Fair
	Amount	Value
BANK LOANS – 9.88% – Continued

Leisure & Entertainment – 0.52% – Continued
Marriott Ownership Resorts, Inc.,
Senior Secured First Lien Term Loan
4.685% (3 Month LIBOR USD + 2.25%),
08/29/2025 (a)	$1,374,613	$1,383,781
		2,993,006
Media – Broadcast – 0.19%
Univision Communications, Inc.,
Senior Secured First Lien Term Loan
4.794% (1 Month LIBOR USD + 2.75%),
03/15/2024 (a)	1,085,038	1,056,952

Media – Cable – 0.45%
Cogeco Communications (U.S.A.) II, L.P.,
Senior Secured First Lien Term Loan
4.294% (1 Month LIBOR USD + 2.25%),
01/03/2025 (a)	839,375	840,949
WideOpenWest Finance, LLC,
Senior Secured First Lien Term Loan
5.294% (1 Month LIBOR USD + 3.25%),
08/18/2023 (a)	1,781,375	1,725,707
		2,566,656
Media Diversified & Services – 1.35%
Ancestry.com Operations, Inc.,
Senior Secured First Lien Term Loan
6.30% (1 Month LIBOR USD + 4.25%),
08/27/2026 (a)	1,056,029	1,034,908
Financial & Risk U.S. Holdings, Inc.,
Senior Secured First Lien Term Loan
5.794% (1 Month LIBOR USD + 3.75%),
10/01/2025 (a)	5,415,683	5,450,669
Meredith Corp., Senior Secured First Lien
Term Loan 4.794% (1 Month LIBOR
USD + 2.75%), 01/31/2025 (a)	1,273,223	1,276,012
		7,761,589

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2019

	Principal	Fair
	Amount	Value
BANK LOANS – 9.88% – Continued

Support – Services – 1.79%
Asurion, LLC
Senior Secured First Lien Term Loan
5.112% (1 Month LIBOR USD + 3.00%),
08/04/2022 (a)	$431,166	$433,322
Senior Secured First Lien Term Loan
5.044% (1 Month LIBOR USD + 3.00%),
11/03/2023 (a)	184,417	185,339
Senior Secured First Lien Term Loan
5.044% (1 Month LIBOR USD + 3.00%),
11/04/2024 (a)	1,481,250	1,488,145
Camelot Finance, L.P., Senior Secured First
Lien Term Loan 5.294% (1 Month LIBOR
USD + 3.25%), 10/03/2023 (a)	527,232	531,133
Frontdoor, Inc., Senior Secured First Lien
Term Loan 4.563% (1 Month LIBOR
USD + 2.50%), 08/18/2025 (a)	1,445,400	1,455,344
Garda World Security Corp.
Senior Secured First Lien Term Loan
5.632% (3 Month LIBOR USD + 3.50%),
05/24/2024 (a)	1,464,988	1,468,188
Senior Secured First Lien Term Loan
7.50% (Prime Rate + 2.50%),
05/24/2024 (a)	3,756	3,765
IRI Holdings, Inc., Senior Secured First Lien
Term Loan 6.624% (3 Month LIBOR
USD + 4.50%), 12/01/2025 (a)	709,638	684,580
Spin Holdco, Inc., Senior Secured First Lien
Term Loan 5.572% (3 Month LIBOR
USD + 3.25%), 11/14/2022 (a)	1,548,310	1,525,086
Tempo Acquisition, LLC, Senior Secured First
Lien Term Loan 5.044% (1 Month LIBOR
USD + 3.00%), 05/01/2024 (a)	1,661,750	1,669,718
Trans Union, LLC, Senior Secured First Lien
Term Loan 4.044% (1 Month LIBOR
USD + 2.00%), 04/10/2023 (a)	805,988	809,740
		10,254,360

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2019

	Principal	Fair
	Amount	Value
BANK LOANS – 9.88% – Continued

Technology – 0.81%
MA FinanceCo., LLC, Senior Secured First
Lien Term Loan 4.294% (1 Month LIBOR
USD + 2.25%), 11/19/2021 (a)	$1,537,914	$1,538,560
Project Alpha Intermediate Holding, Inc.,
Senior Secured First Lien Term Loan
6.56% (3 Month LIBOR USD + 4.25%),
04/26/2024 (a)	642,390	643,996
SolarWinds Holdings, Inc., Senior Secured
First Lien Term Loan 4.794% (1 Month
LIBOR USD + 2.75%), 02/05/2024 (a)	2,456,250	2,462,010
		4,644,566
Telecommunications – Wireline/Wireless – 0.16%
Rackspace Hosting, Inc., Senior Secured First
Lien Term Loan 5.287% (3 Month LIBOR
USD + 3.00%), 11/03/2023 (a)	975,056	897,354
TOTAL BANK LOANS
(Cost $56,964,339)		56,696,935

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

SCHEDULE OF INVESTMENTS – Continued
September 30, 2019

		Fair
	Shares	Value
SHORT-TERM INVESTMENTS – 2.96%

Money Market Fund – 2.96%
First American Government
Obligations Fund – Class X, 1.87% (f)	16,957,004	$16,957,004
TOTAL SHORT-TERM INVESTMENTS
(Cost $16,957,004)		16,957,004
Total Investments (Cost $564,680,971) – 99.26%		569,311,521
Other Assets in Excess of Liabilities – 0.74%		4,226,360
TOTAL NET ASSETS – 100.00%		$573,537,881

Percentages are stated as a percent of net assets.
LIBOR	London Interbank Offered Rate
PIK	Payment-in-kind
PLC	Public Limited Company
REIT	Real Estate Investment Trust
(a)	Variable rate securities, the coupon rate shown is the effective interest rate as of September 30, 2019.
(b)	U.S. traded security of a foreign issuer.
(c)
Rule 144a security.  As of September 30, 2019, the Fund’s Advisor has deemed $227,589,414 of these securities to be liquid and $1,008,000 to be illiquid, based upon procedures approved by the Board of Trustees.

(d)	Illiquid security. A security may be considered illiquid if it lacks a readily available market. As of September 30, 2019 the value of this investment was $1,008,000 or 0.18% of net assets.
(e)
Step-up bond; pays one interest rate for a certain period and a higher rate thereafter.  The interest rate shown is the rate in effect as of September 30, 2019, and will continue at the stated rate until maturity (3.80% for CDK Global, Inc., 5.375% for Molina Healthcare, Inc., and 6.875% for Reynolds Group Issuer, Inc.).

(f)	Rate shown is the 7-day annualized yield as of September 30, 2019.
(g)	All or a portion is posted as collateral for delayed settlement securities.
(h)	Security has the ability to pay in kind or pay in cash. When applicable, separate rates of such payments are disclosed.

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FUNDS

STATEMENTS OF ASSETS AND LIABILITIES
September 30, 2019

	Shenkman	Shenkman
	Capital Floating	Capital Short
	Rate High	Duration High
	Income Fund	Income Fund
ASSETS:
Investments, at value (cost $242,389,361
and $564,680,971, respectively)	$237,271,861	$569,311,521
Cash	1,476,582	447,869
Receivables
Securities sold	2,546,412	1,247,628
Interest	952,792	8,269,915
Fund shares sold	17,277	5,296,993
Prepaid expenses	18,567	49,318
Total assets	242,283,491	584,623,244
LIABILITIES:
Payables
Securities purchased	7,580,666	8,804,499
Fund shares redeemed	72,472	941,274
Distributions payable	146,570	904,786
Advisory fees (Note 4)	58,657	223,912
Administration and accounting expenses	70,676	81,271
Audit	25,000	28,000
Transfer agent fees and expenses	8,605	21,599
Printing and mailing	4,004	10,202
Compliance fees	1,792	1,792
Legal	1,445	1,330
Shareholder servicing fees	504	24,624
12b-1 distribution fees	—	36,761
Custody fees	1,875	4,236
Trustee fees and expenses	505	343
Other accrued expenses and other liabilities	555	734
Total liabilities	7,973,326	11,085,363
NET ASSETS	$234,310,165	$573,537,881
NET ASSETS CONSIST OF:
Capital stock	$245,366,534	$571,946,558
Total distributable earnings/(deficit)	(11,056,369)	1,591,323
Total net assets	$234,310,165	$573,537,881

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FUNDS

STATEMENTS OF ASSETS AND LIABILITIES – Continued
September 30, 2019

	Shenkman	Shenkman
	Capital Floating	Capital Short
	Rate High	Duration High
	Income Fund	Income Fund
NET ASSETS
Class A:
Net assets applicable to outstanding
Class A shares	—	$13,406,903
Shares issued and outstanding	—	1,332,441
Net asset value, redemption price per share	—	$10.06
Maximum offering price per share
(net asset value divided by 97.00%)	—	$10.37

Class C:
Net assets applicable to outstanding
Class C shares	—	$11,405,426
Shares issued and outstanding	—	1,136,683
Net asset value, offering price
and redemption price per share	—	$10.03

Class F:
Net assets applicable to outstanding
Class F shares	$5,855,688	$289,716,407
Shares issued and outstanding	612,831	28,861,179
Net asset value, offering price
and redemption price per share	$9.56	$10.04
Institutional Class:
Net assets applicable to outstanding
Institutional Class shares	$228,454,477	$259,009,145
Shares issued and outstanding	23,888,067	25,777,260
Net asset value, offering price
and redemption price per share	$9.56	$10.05

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FUNDS

STATEMENTS OF OPERATIONS
For the Year Ended September 30, 2019

	Shenkman	Shenkman
	Capital Floating	Capital Short
	Rate High	Duration High
	Income Fund	Income Fund
INVESTMENT INCOME:
Dividends	$33,352	$—
Interest income	14,213,145	23,449,110
Consent and term loan fee income	58,541	34,339
Total investment income	14,305,038	23,483,449
EXPENSES:
Investment advisory fees (Note 4)	1,252,285	2,787,293
Administration and accounting fees (Note 4)	415,785	483,247
Transfer agent fees and expenses (Note 4)	49,217	134,519
Federal and state registration fees	32,184	77,827
Audit fees	25,000	28,000
Trustee fees and expenses	18,053	20,945
Custody fees (Note 4)	14,376	31,154
Reports to shareholders	11,244	29,855
Chief Compliance Officer fees (Note 4)	10,313	10,313
Miscellaneous expenses	8,609	14,261
Legal fees	6,543	7,187
Insurance expense	4,789	8,357
Interest expense (Note 8)	1,998	2,266
Service fees – Class A (Note 6)	—	6,878
Service fees – Class C (Note 6)	—	5,815
Service fees – Class F (Note 6)	1,435	194,796
12b-1 distribution fees – Class A (Note 5)	—	30,046
12b-1 distribution fees – Class C (Note 5)	—	114,642
Total expenses before advisory fee waiver	1,851,831	3,987,401
Advisory fee waiver by Advisor (Note 4)	(497,929)	(341,150)
Net expenses	1,353,902	3,646,251
NET INVESTMENT INCOME	12,951,136	19,837,198
NET REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized loss on investments	(18,254)	(2,694,633)
Change in unrealized appreciation/
(depreciation) on investments	(6,192,583)	4,637,230
Net realized and unrealized gain/(loss)
on investments	(6,210,837)	1,942,597
NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$6,740,299	$21,779,795

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
	2019	2018
OPERATIONS:
Net investment income	$12,951,136	$13,535,638
Net realized loss on investments	(18,254)	(2,230,590)
Change in unrealized appreciation/
(depreciation) on securities	(6,192,583)	3,841,159
Net increase in net assets resulting from operations	6,740,299	15,146,207
DISTRIBUTIONS TO SHAREHOLDERS:
Class F	(249,103)	(202,960)
Institutional Class	(12,670,229)	(13,206,806)
Total distributions	(12,919,332)	(13,409,766)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Class F	3,308,464	8,702,990
Institutional Class	27,541,873	56,978,828
Proceeds from shares issued to
holders in reinvestment of dividends:
Class F	249,103	202,961
Institutional Class	10,929,298	11,829,340
Cost of shares redeemed:
Class F	(2,677,668)	(4,487,203)
Institutional Class	(91,218,445)	(99,783,031)
Redemption fees retained:
Class F	—	—
Institutional Class	437	—
Net decrease in net assets
derived from capital share transactions	(51,866,938)	(26,556,115)
TOTAL DECREASE IN NET ASSETS	(58,045,971)	(24,819,674)
NET ASSETS:
Beginning of year	292,356,136	317,175,810
End of year	$234,310,165	$292,356,136
CHANGES IN SHARES OUTSTANDING:
Shares sold:
Class F	343,878	891,080
Institutional Class	2,866,727	5,820,427
Shares issued to holders as reinvestment of dividends:
Class F	26,017	20,807
Institutional Class	1,140,849	1,212,173
Shares redeemed:
Class F	(279,661)	(459,870)
Institutional Class	(9,419,486)	(10,209,310)
Net decrease in shares outstanding	(5,321,676)	(2,724,693)

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
	2019	2018
OPERATIONS:
Net investment income	$19,837,198	$19,428,154
Net realized gain/(loss) on investments	(2,694,633)	1,057,819
Change in unrealized appreciation/
(depreciation) on securities	4,637,230	(4,777,950)
Net increase in net assets resulting from operations	21,779,795	15,708,023
DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(440,641)	(515,456)
Class C	(333,324)	(277,468)
Class F	(9,099,997)	(6,168,355)
Institutional Class	(9,905,128)	(12,280,953)
Total distributions	(19,779,090)	(19,242,232)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Class A	5,730,033	21,829,522
Class C	2,756,900	2,909,282
Class F	193,027,454	149,474,128
Institutional Class	85,339,257	118,439,505
Proceeds from shares issued to
holders in reinvestment of dividends:
Class A	202,002	243,406
Class C	140,202	138,939
Class F	2,542,038	2,165,866
Institutional Class	7,086,635	8,615,777
Cost of shares redeemed:
Class A	(5,713,306)	(21,180,331)
Class C	(2,679,285)	(3,399,313)
Class F	(119,180,169)	(78,070,431)
Institutional Class	(176,387,298)	(154,185,607)

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

STATEMENTS OF CHANGES IN NET ASSETS – Continued

	Year Ended	Year Ended
	September 30,	September 30,
	2019	2018
CAPITAL SHARE TRANSACTIONS – Continued:
Redemption fees retained:
Class A	$47	$1,749
Class C	—	130
Class F	483	784
Institutional Class	5,011	2,252
Net increase/(decrease) in net assets derived
from capital share transactions	(7,129,996)	46,985,658
TOTAL INCREASE/(DECREASE) IN NET ASSETS	(5,129,291)	43,451,449
NET ASSETS:
Beginning of year	578,667,172	535,215,723
End of year	$573,537,881	$578,667,172
CHANGES IN SHARES OUTSTANDING:
Shares sold:
Class A	571,385	2,183,854
Class C	276,620	291,753
Class F	19,356,238	14,974,457
Institutional Class	8,540,017	11,857,498
Shares issued to holders
as reinvestment of dividends:
Class A	20,275	24,372
Class C	14,113	13,952
Class F	255,609	217,420
Institutional Class	711,949	863,709
Shares redeemed:
Class A	(575,494)	(2,117,813)
Class C	(268,547)	(340,848)
Class F	(11,998,115)	(7,819,187)
Institutional Class	(17,776,138)	(15,436,775)
Net increase/(decrease) in shares outstanding	(872,088)	4,712,392

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

Class F
			March 1, 2017*
	Year Ended		through
	September 30,		September 30,
	2019	2018	2017
PER SHARE DATA:
Net asset value, beginning of period	$9.80	$9.74	$9.82

Income from investment operations:
Net investment income	0.50	0.44	0.22
Net realized and unrealized
gain/(loss) on securities	(0.24)	0.05	(0.08)
Total from
investment operations	0.26	0.49	0.14
Less distributions:
From net investment income	(0.50)	(0.43)	(0.22)
Total distributions	(0.50)	(0.43)	(0.22)

Net asset value, end of period	$9.56	$9.80	$9.74

TOTAL RETURN	2.69%	5.12%	1.46	%†

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of
period (thousands)	$5,856	$5,119	$688
Ratio of expenses
to average net assets:
Before advisory fee waiver	0.77%	0.76%	0.81	%‡
After advisory fee waiver	0.57%	0.58%	0.64	%‡
Ratio of net investment income
to average net assets:
Before advisory fee waiver	4.93%	4.31%	3.81	%‡
After advisory fee waiver	5.13%	4.49%	3.98	%‡
Portfolio turnover rate	28%	51%	74	%†

*	Commencement of operations.
†	Not annualized.
‡	Annualized.

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FLOATING RATE HIGH INCOME FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period

Institutional Class
					October 15,
					2014*
					through
	Year Ended September 30,				September 30,
	2019	2018	2017	2016	2015
PER SHARE DATA:
Net asset value,
beginning of period	$9.80	$9.75	$9.69	$9.67	$10.00

Income from
investment operations:
Net investment income	0.51	0.44	0.39	0.42	0.41
Net realized and unrealized
gain/(loss) on securities	(0.25)	0.04	0.06	0.01	(0.34)
Total from
investment operations	0.26	0.48	0.45	0.43	0.07

Less distributions:
From net
investment income	(0.50)	(0.43)	(0.39)	(0.41)	(0.40)
Total distributions	(0.50)	(0.43)	(0.39)	(0.41)	(0.40)

Net asset value,
end of period	$9.56	$9.80	$9.75	$9.69	$9.67

TOTAL RETURN	2.82%	5.04%^	4.73%	4.63%	0.66	%†

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of
period (thousands)	$228,454	$287,237	$316,488	$265,379	$282,591
Ratio of expenses
to average net assets:
Before advisory fee waiver	0.74%	0.71%	0.70%	0.71%	0.72	%‡
After advisory fee waiver	0.54%	0.54%	0.54%	0.54%	0.54	%‡
Ratio of net investment income
to average net assets:
Before advisory fee waiver	4.97%	4.24%	3.90%	4.20%	4.26	%‡
After advisory fee waiver	5.17%	4.41%	4.06%	4.37%	4.44	%‡
Portfolio turnover rate	28%	51%	74%	60%	70	%†

*	Commencement of operations.
†	Not annualized.
‡	Annualized.
^	Performance presented includes a 9/30/2017 trade date adjustment to net asset value per share.

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year

Class A
	Year Ended September 30,
	2019	2018	2017	2016	2015
PER SHARE DATA:
Net asset value,
beginning of year	$10.00	$10.07	$9.98	$9.91	$10.10

Income from
investment operations:
Net investment income	0.36	0.32	0.28	0.29	0.27
Net realized and unrealized
gain/(loss) on securities	0.06	(0.07)	0.08	0.06	(0.14)
Total from
investment operations	0.42	0.25	0.36	0.35	0.13

Less distributions:
From net
investment income	(0.36)	(0.32)	(0.27)	(0.28)	(0.30)
From net realized gains	—	—	—	—	(0.02)
Total distributions	(0.36)	(0.32)	(0.27)	(0.28)	(0.32)

Net asset value, end of year	$10.06	$10.00	$10.07	$9.98	$9.91

TOTAL RETURN	4.33%	2.56%	3.65%	3.61%	1.25%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end
of year (thousands)	$13,407	$13,160	$12,341	$8,730	$4,853
Ratio of expenses
to average net assets:
Before advisory fee waiver	1.03%	1.01%	1.03%	1.24%	1.36%
After advisory fee waiver	0.96%	0.95%	0.95%	0.98%	1.00%
Ratio of net investment
income to average net assets:
Before advisory fee waiver	3.61%	3.25%	2.73%	2.69%	2.63%
After advisory fee waiver	3.68%	3.31%	2.81%	2.95%	2.99%
Portfolio turnover rate	77%	61%	65%	53%	57%

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year

Class C
	Year Ended September 30,
	2019	2018	2017	2016	2015
PER SHARE DATA:
Net asset value,
beginning of year	$9.97	$10.04	$9.94	$9.88	$10.08

Income from
investment operations:
Net investment income	0.29	0.25	0.21	0.22	0.22
Net realized and unrealized
gain/(loss) on securities	0.06	(0.07)	0.09	0.05	(0.17)
Total from
investment operations	0.35	0.18	0.30	0.27	0.05

Less distributions:
From net
investment income	(0.29)	(0.25)	(0.20)	(0.21)	(0.23)
From net realized gains	—	—	—	—	(0.02)
Total distributions	(0.29)	(0.25)	(0.20)	(0.21)	(0.25)

Net asset value, end of year	$10.03	$9.97	$10.04	$9.94	$9.88

TOTAL RETURN	3.57%	1.80%	3.01%	2.77%	0.45%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end
of year (thousands)	$11,406	$11,112	$11,538	$10,913	$6,142
Ratio of expenses
to average net assets:
Before advisory fee waiver	1.77%	1.76%	1.77%	1.99%	2.13%
After advisory fee waiver	1.70%	1.70%	1.68%	1.73%	1.75%
Ratio of net investment
income to average net assets:
Before advisory fee waiver	2.87%	2.46%	1.99%	1.95%	1.86%
After advisory fee waiver	2.94%	2.52%	2.08%	2.21%	2.24%
Portfolio turnover rate	77%	61%	65%	53%	57%

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year

Class F
	Year Ended September 30,
	2019	2018	2017	2016	2015
PER SHARE DATA:
Net asset value,
beginning of year	$9.97	$10.04	$9.95	$9.88	$10.08

Income from
investment operations:
Net investment income	0.39	0.34	0.29	0.31	0.31
Net realized and unrealized
gain/(loss) on securities	0.07	(0.07)	0.09	0.06	(0.17)
Total from
investment operations	0.46	0.27	0.38	0.37	0.14

Less distributions:
From net
investment income	(0.39)	(0.34)	(0.29)	(0.30)	(0.32)
From net realized gains	—	—	—	—	(0.02)
Total distributions	(0.39)	(0.34)	(0.29)	(0.30)	(0.34)

Net asset value, end of year	$10.04	$9.97	$10.04	$9.95	$9.88

TOTAL RETURN	4.68%	2.81%	3.89%	3.88%	1.41%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end
of year (thousands)	$289,716	$211,941	$139,324	$69,045	$35,917
Ratio of expenses
to average net assets:
Before advisory fee waiver	0.80%	0.79%	0.82%	0.98%	1.12%
After advisory fee waiver	0.73%	0.73%	0.74%	0.73%	0.75%
Ratio of net investment
income to average net assets:
Before advisory fee waiver	3.83%	3.48%	2.95%	2.95%	2.87%
After advisory fee waiver	3.90%	3.54%	3.03%	3.20%	3.24%
Portfolio turnover rate	77%	61%	65%	53%	57%

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL SHORT DURATION HIGH INCOME FUND

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year

Institutional Class
	Year Ended September 30,
	2019	2018	2017	2016	2015
PER SHARE DATA:
Net asset value,
beginning of year	$9.98	$10.05	$9.96	$9.89	$10.08

Income from
investment operations:
Net investment income	0.40	0.36	0.30	0.31	0.33
Net realized and unrealized
gain/(loss) on securities	0.06	(0.08)	0.09	0.07	(0.17)
Total from
investment operations	0.46	0.28	0.39	0.38	0.16

Less distributions:
From net
investment income	(0.39)	(0.35)	(0.30)	(0.31)	(0.33)
From net realized gains	—	—	—	—	(0.02)
Total distributions	(0.39)	(0.35)	(0.30)	(0.31)	(0.35)

Net asset value, end of year	$10.05	$9.98	$10.05	$9.96	$9.89

TOTAL RETURN	4.77%	2.88%	3.97%	3.97%	1.60%

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end
of year (thousands)	$259,009	$342,454	$372,013	$148,831	$64,581
Ratio of expenses
to average net assets:
Before advisory fee waiver	0.72%	0.71%	0.73%	0.88%	1.04%
After advisory fee waiver	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of net investment
income to average net assets:
Before advisory fee waiver	3.91%	3.51%	3.04%	3.04%	2.95%
After advisory fee waiver	3.98%	3.57%	3.12%	3.27%	3.34%
Portfolio turnover rate	77%	61%	65%	53%	57%

The accompanying notes are an integral part of these financial statements.

SHENKMAN CAPITAL FUNDS

NOTES TO FINANCIAL STATEMENTS
September 30, 2019

NOTE 1 – ORGANIZATION

The Shenkman Capital Short Duration High Income Fund (the “Short Duration High Income Fund”) and the Shenkman Capital Floating Rate High Income Fund (the “Floating Rate High Income Fund”) (each a “Fund” and collectively, the “Funds”) are diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company.  The Funds follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies.”

The Short Duration High Income Fund commenced operations on October 31, 2012. The Floating Rate High Income Fund commenced operations on October 15, 2014. The primary investment objective of the Funds is to seek a high level of current income.  The Short Duration High Income Fund currently offers Class A, Class C, Class F, and Institutional Class shares.  Class F shares became available for purchase on May 17, 2013, while Class C shares became available for purchase on January 28, 2014.

The Floating Rate High Income Fund currently offers Class F and Institutional Class shares. Institutional Class shares became available for purchase on October 15, 2014. The initial purchase included a transfer in-kind of securities and cash. The transfer in-kind was nontaxable, whereby the Fund issued 12,794,119 shares on October 15, 2014. The fair value and cost of securities, for tax purposes, received by the Fund was $127,869,966 and $129,652,584, respectively.  In addition, the Fund received $1,871,223 of cash and interest receivable. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value.  Class F shares became available for purchase on March 1, 2017.

Each class of shares differs principally in its respective distribution expenses, service fees, and sales charges.  Each class of shares has identical rights to earnings, assets and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America.

Security Valuation – All investments in securities are recorded at their estimated fair value, as described in Note 3.

Federal Income Taxes – It is the Funds’ policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to

SHENKMAN CAPITAL FUNDS

NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2019

regulated investment companies and to distribute substantially all of its taxable income to its shareholders.  Therefore, no Federal income or excise tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  The tax returns of the Funds for the prior three fiscal years are open for examination. Management has reviewed all open tax years in major jurisdictions and concluded that there is no impact on the Funds’ net assets and no tax liability resulting from unrecognized tax events relating to uncertain income tax positions taken or expected to be taken on a tax return. The Funds identify their major tax jurisdictions as U.S. Federal and the state of Wisconsin. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Securities Transactions, Income, and Distributions – Securities transactions are accounted for on the trade date.  Securities sold are determined on a specific identification process.  Interest income is recorded on an accrual basis.  Discounts and premiums on securities purchased are accreted/amortized over the life of the respective security.  Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.  Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Each Fund distributes substantially all of its net investment income, if any, monthly, and net realized capital gains, if any, annually.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which differ from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.  Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.

Investment income, expenses (other than those specific to the class of shares), and realized and unrealized gains and losses on investments are allocated to the separate classes of a Fund based upon their relative net assets on the date income is earned or expensed and realized and unrealized gains and losses are incurred.

SHENKMAN CAPITAL FUNDS

NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2019

Each Fund is charged for those expenses that are directly attributable to that Fund, such as investment advisory, custody and transfer agent fees.  Expenses that are not attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.  Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

Securities Purchased on a When-Issued Basis – The Funds may purchase securities on a when-issued basis, for payment and delivery at a later date, generally within one month. The price and yield are generally fixed on the date of commitment to purchase, and the value of the security is thereafter reflected in the Funds’ NAV. During the period between purchase and settlement, no payment is made by the Funds and no interest accrues to the Funds. At the time of settlement, the market value of the security may be more or less than the purchase price.

Redemption Fees – The Funds charge a 1% redemption fee to shareholders who redeem shares held for 30 days or less.  Such fees are retained by the Funds and accounted for as an addition to paid-in capital.  Redemption fees retained are disclosed in the statements of changes.

Use of Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operation during the reporting period.  Actual results could differ from those estimates.

Derivatives – The Funds have adopted the financial accounting reporting rules as required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification (“FASB ASC”).  The Funds are required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivatives instruments affect an entity’s result of operations and financial position.  During the year ended September 30, 2019, the Funds did not hold any derivative instruments.

Reclassification of Capital Accounts – Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

SHENKMAN CAPITAL FUNDS

NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2019

Bridge Loan Commitments – In connection with floating rate loan interests, the Funds may also enter into bridge loan commitments.  Bridge loan commitments may obligate the Funds to furnish temporary financing to a borrower until permanent financing can be arranged. At September 30, 2019, the Funds did not have any outstanding bridge loan commitments.

Unfunded Loan Commitments – Unfunded loan commitments are contractual obligations for funding to a borrower.  At September 30, 2019, the Floating Rate High Income Fund and the Short Duration High Income Fund had $161,994 and $0, respectively, in outstanding unfunded loan commitments.

Events Subsequent to the Fiscal Year End – In preparing the financial statements as of September 30, 2019, management considered the impact of subsequent events for the potential recognition or disclosure in these financial statements.  Refer to Note 11 for more information about subsequent events.

NOTE 3 – SECURITIES VALUATION

The Funds have adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Funds’ major categories of assets and liabilities measured at fair value on a recurring basis.

SHENKMAN CAPITAL FUNDS

NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2019

Each Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Bank Loan Obligations – Bank loan obligations are valued at market on the basis of valuations furnished by an independent pricing service which utilizes quotations obtained from dealers in bank loans.  These securities will generally be classified in Level 2 of the fair value hierarchy.

Debt Securities – Debt securities, such as corporate bonds, asset backed securities, mortgage backed securities, municipal bonds, U.S. Treasuries and U.S. government agency issues are valued at market on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques.  The pricing service may consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, and fundamental data relating to the issuer.  In addition, the model may incorporate market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data.  Certain securities are valued principally using dealer quotations.  Debt securities having a maturity of 60 days or less are valued at the evaluated mean between the bid and asked price.  These securities will generally be classified in Level 2 of the fair value hierarchy.

Equity Securities – The Funds’ investments are carried at fair value.  Equity securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.

Investment Companies – Investments in open-end mutual funds are valued at their net asset value per share.  To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy.

Short-Term Securities – Short-term securities having a maturity of less than 60 days are valued at the evaluated mean between bid and asked price.  To the extent the inputs are observable and timely, these securities would be classified in Level 2 of the fair value hierarchy.

SHENKMAN CAPITAL FUNDS

NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2019

Illiquid Securities – A security may be considered illiquid if it lacks a readily available market.  Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Funds.  Illiquid securities may be valued under methods approved by the Funds’ Board of Trustees (“Board”) as reflecting fair value.  The Funds intend to hold no more than 15% of its net assets in illiquid securities.

Certain restricted securities may be considered illiquid.  Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be valued under methods approved by the Funds’ Board as reflecting fair value.  Certain restricted securities eligible for resale to qualified institutional investors, including Rule 144A securities, are not subject to the limitation on the Funds’ investments in illiquid securities if they are determined to be liquid in accordance with procedures adopted by the Funds’ Board.  As of September 30, 2019, Shenkman Capital Management, Inc. (the “Advisor”) has determined that certain securities held by the Funds are considered illiquid.  See each Fund’s schedule of investments for additional information.

Securities for which market quotations are not readily available, or if the closing price does not represent fair value, are valued following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  There can be no assurance that the Funds could obtain the fair value assigned to a security if they were to sell the security at approximately the time at which the Fund determines its net asset value per share.

The Board has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from the Funds’ administrator, U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”).  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either Level 2 or Level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

SHENKMAN CAPITAL FUNDS

NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2019

The following is a summary of the inputs used to value the Funds’ securities as of September 30, 2019:

Floating Rate High Income Fund

	Level 1	Level 2	Level 3	Total
Fixed Income
Bank Loan
Obligations	$—	$208,779,841	$—	$208,779,841
Corporate Bonds	—	21,335,801	—	21,335,801
Total Fixed Income	—	230,115,642	—	230,115,642
Common Stocks
Information	122,674	—	14,580	137,254
Manufacturing	506,082	—	—	506,082
Mining,
Quarrying,
and Oil and
Gas Extraction	—	12,373	28,213	40,586
Total
Common Stocks	628,756	12,373	42,793	683,922
Warrants	—	56,462	13,268	69,730
Private
Placements
Utilities	—	29,925	—	29,925
Total Private
Placements	—	29,925	—	29,925
Short-Term
Investments	6,372,642	—	—	6,372,642
Total
Investments	$7,001,398	$230,214,402	$56,061	$237,271,861

SHENKMAN CAPITAL FUNDS

NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2019

Short Duration High Income Fund

	Level 1	Level 2	Level 3	Total
Fixed Income
Bank Loan
Obligations	$—	$56,696,935	$—	$56,696,935
Corporate
Bonds	—	495,657,582	—	495,657,582
Total Fixed
Income	—	552,354,517	—	552,354,517
Short-Term
Investments	16,957,004	—	—	16,957,004
Total
Investments	$16,957,004	$552,354,517	$—	$569,311,521

Refer to the Funds’ schedules of investments for a detailed break-out of securities.  Transfers between levels are recognized at September 30, 2019, the end of the reporting period.

In August 2018, the Financial Accounting Standards Board issued Accounting Standard Update (“ASU”) 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management is currently evaluating the impact these changes will have on the Funds’ financial statements and disclosures.

The following is a reconciliation of the Floating Rate High Income Fund’s Level 3 investments for which significant unobservable inputs were used in determining fair value.  The Short Duration High Income Fund did not hold Level 3 investments at September 30, 2019, and as such no reconciliation is presented.

SHENKMAN CAPITAL FUNDS

NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2019

Floating Rate High Income Fund

Level 3 Reconciliation Disclosure
	Common
	Stocks	Warrants	Total
Balance as of September 30, 2018	$35,543	$19,419	$54,962
Corporate actions	51,840	—	51,840
Change in unrealized appreciation	(44,590)	(6,151)	(50,741)
Balance as of September 30, 2019	$42,793	$13,268	$56,061
Change in unrealized appreciation/(depreciation) during
the period for Level 3 investments held at September 30, 2019			$(50,741)

The Level 3 investments as of September 30, 2019 represented 0.02% of net assets and did not warrant a disclosure of significant unobservable valuation inputs.

The Funds did not recognize any transfers between levels during the year ended September 30, 2019.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Funds have an investment advisory agreement with the Advisor pursuant to which the Advisor is responsible for providing investment management services to each Fund.  The Advisor furnished all investment advice, office space and facilities, and provides most of the personnel needed by the Funds.  As compensation for its services, the Advisor is entitled to a fee, computed daily and payable monthly, based upon the average daily net assets of the Funds at the annual rates of:

Floating Rate High Income Fund	0.50%
Short Duration High Income Fund	0.55%

For the year ended September 30, 2019, the Floating Rate High Income Fund and the Short Duration High Income Fund incurred $1,252,285 and $2,787,293, respectively, in advisory fees. Advisory fees payable to the Advisor at September 30, 2019 for the Floating Rate High Income Fund and the Short Duration High Income Fund were $58,657 and $223,912, respectively.  The amounts shown on the statements of assets and liabilities are net amounts due to the Advisor.

Each Fund is responsible for its own operating expenses.  The Advisor has contractually agreed to waive its fees and/or absorb expenses of the Funds to the extent necessary to limit the Funds’ aggregate annual operating expenses (excluding acquired fund fees and expenses, taxes, interest, dividends on securities sold short and extraordinary expenses) to the following amounts of the average daily net assets for each class of shares:

SHENKMAN CAPITAL FUNDS

NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2019

Floating Rate High Income Fund:
Class F	0.64%
Institutional Class	0.54%

Short Duration High Income Fund:
Class A	1.00%
Class C	1.75%
Class F	0.75%
Institutional Class	0.65%

Any such reduction made by the Advisor in its fees or payment of expenses which are the Funds’ obligation are subject to reimbursement by the Funds to the Advisor, if so requested by the Advisor, in any subsequent month in the 36-month period from the date of the management fee reduction and expense payment  if the aggregate amount actually paid by the Funds toward the operating expenses for such fiscal year (taking into account the reimbursement) will not cause a Fund to exceed the lesser of:  (1) the expense limitation in place at the time of the management fee reduction and expense payment; or (2) the expense limitation in place at the time of the reimbursement.  Any such reimbursement is also contingent upon Board review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Funds’ payment of current ordinary operating expenses. For the year ended September 30, 2019, the Advisor reduced its fees in the amount of $497,929 for the Floating Rate High Income Fund and in the amount of $341,150 for the Short Duration High Income Fund.  No amounts were reimbursed to the Advisor for either Fund.  The Advisor may recapture portions of the amounts shown below no later than the corresponding dates:

	9/30/2020	9/30/2021	9/30/2022	Total
Floating Rate High
Income Fund	$459,123	$529,056	$497,929	$1,486,108
Short Duration High
Income Fund	316,790	329,549	341,150	987,489

Fund Services serves as the Funds’ administrator, fund accountant and transfer agent. In those capacities Fund Services maintains the Funds’ books and records, calculates the Funds’ NAV, prepares various federal and state regulatory filings, coordinates the payment of fund expenses, reviews expense accruals and prepares materials supplied to the Board.  The officers of the Trust and the Chief Compliance Officer are also employees of Fund Services.  Fees paid by the Funds to Fund Services for these services for the year ended September 30, 2019 are disclosed in the statements of operations.

SHENKMAN CAPITAL FUNDS

NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2019

U.S. Bank N.A. serves as custodian (the “Custodian”) to the Funds.  Fees paid by the Funds to U.S. Bank N.A. for custody services for the year ended September 30, 2019 are disclosed in the statements of operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares.

Both the Distributor and Custodian are affiliates of Fund Services.

NOTE 5 – DISTRIBUTION AGREEMENT AND PLAN

The Short Duration High Income Fund adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”).  The Plan permits the Short Duration High Income Fund to pay for distribution and related expenses at an annual rate of up to 0.25% of the average daily net assets of the Short Duration High Income Fund’s Class A shares and up to 1.00% of the average net assets of the Short Duration High Income Fund’s Class C shares.  The expenses covered by the Plan may include the cost in connection with the promotion and distribution of shares and the provision of personal services to shareholders, including, but not necessarily limited to, advertising, compensation to underwriters, dealers and selling personnel, the printing and mailing of prospectuses to other than current Fund shareholders, and the printing and mailing of sales literature.  Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  For the year ended September 30, 2019, the Short Duration High Income Fund incurred distribution expenses on its Class A and Class C shares of $30,046 and $114,642, respectively.

NOTE 6 – SHAREHOLDER SERVICING FEE

The Funds entered into a shareholder servicing agreement (the “Agreement”) with the Advisor, under which the Advisor will provide, or arrange for others to provide, certain specified shareholder services.  As compensation for the provision of shareholder services, the Funds may pay servicing fees at an annual rate of up to 0.10% of the average daily net assets of the Class A, Class C, and Class F shares. Payments to the Advisor under the Agreement may reimburse the Advisor for payments it makes to selected brokers, dealers and administrators which have entered into service agreements with the Advisor for services provided to shareholders of the Funds.  The services provided by such intermediaries are primarily designed to assist shareholders of each Fund and include the furnishing of office space and equipment, telephone facilities, personnel, and assistance to the Funds in servicing such shareholders.  Services provided by such intermediaries also include the provision of support services to the Funds and include establishing and maintaining shareholders’ accounts and record processing, purchase and redemption transactions, answering routine client

SHENKMAN CAPITAL FUNDS

NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2019

inquiries regarding the Funds, and providing such other personal services to shareholders as the Funds may reasonably request. For the year ended September 30, 2019, the Floating Rate High Income Fund’s Class F shares incurred $1,435 in shareholder servicing fees. For the year ended September 30, 2019, the Class A, Class C and Class F shares of the Short Duration High Income Fund incurred $6,878, $5,815 and $194,796, respectively, in shareholder servicing fees.

NOTE 7 – PURCHASES AND SALES OF SECURITIES

For the year ended September 30, 2019, the cost of purchases and the proceeds from sales of securities (excluding short-term securities) were as follows:

	Purchases	Sales
Floating Rate High Income Fund	$68,402,766	$100,973,037
Short Duration High Income Fund	378,056,912	376,431,826

There were no purchases or sales of U.S. government obligations nor Rule 17a-7 transactions during the year ended September 30, 2019.

NOTE 8 – LINES OF CREDIT

The Floating Rate High Income Fund and the Short Duration High Income Fund have a line of credit in the amount of $40,000,000 and $70,000,000, respectively.  These lines of credit are intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions. The credit facility is with the Funds’ custodian, U.S. Bank N.A.  During the year ended September 30, 2019, the Floating Rate High Income had an outstanding average day balance of $37,545 a weighted average interest rate of 5.25% and paid $1,998 in interest.  The Short Duration High Income Fund had an outstanding average day balance of $40,636, a weighted average interest rate of 5.50% and paid $2,266 in interest. The maximum amount outstanding for the Floating Rate High Income Fund and the Short Duration High Income Fund during the year ended September 30, 2019 was $3,556,000 and $10,214,000, respectively.  At September 30, 2019, the Funds had no outstanding loan amounts.

SHENKMAN CAPITAL FUNDS

NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2019

NOTE 9 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

As of September 30, 2019, the components of accumulated earnings/(losses) on a tax basis were as follows:

	Floating Rate	Short Duration
	High Income Fund	High Income Fund
Cost of investments(a)	$242,366,912	$564,683,281
Gross unrealized appreciation	1,578,371	5,407,055
Gross unrealized depreciation	(6,673,422)	(778,815)
Net unrealized appreciation/
(depreciation)(a)	(5,095,051)	4,628,240
Undistributed ordinary income	621,780	1,262,524
Total distributable earnings	621,780	1,262,524
Other accumulated losses	(6,583,098)	(4,299,441)
Total accumulated earnings/(losses)	$(11,056,369)	$1,591,323

(a)	Any differences between book basis and tax basis net unrealized appreciation/(depreciation) and cost are attributable primarily to the tax deferral of losses on wash sales adjustments.

At September 30, 2019, the Funds had tax basis capital losses to offset future gains as follows:

	Capital Loss Carryover
	Long-Term	Short-Term	Total	Expiration Date
Floating Rate High
Income Fund	$5,018,583	$1,417,945	$6,436,528	No Expiration
Short Duration High
Income Fund	2,288,445	1,106,210	3,394,655	No Expiration

The tax character of distributions paid during the fiscal years ended September 30, 2019 and September 30, 2018 was as follows:

Floating Rate High Income Fund
	Year Ended	Year Ended
	September 30, 2019	September 30, 2018
Ordinary income	$12,919,332	$13,409,766
Total distributions paid	$12,919,332	$13,409,766

Short Duration High Income Fund
	Year Ended	Year Ended
	September 30, 2019	September 30, 2018
Ordinary income	$19,779,090	$19,242,232
Total distributions paid	$19,779,090	$19,242,232

SHENKMAN CAPITAL FUNDS

NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2019

The Funds designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended September 30, 2019.

NOTE 10 – PRINCIPAL RISKS

Below is a summary of some, but not all, of the principal risk of investing in the Funds, each of which may adversely affect a Fund’s net asset value and total return. The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks. The following risks apply to both Funds.

Bank Loan Risk – A Fund’s investments in assignments of secured and unsecured bank loans may create substantial risk. In making investments in such loans, which are made by banks or other financial intermediaries to borrowers, a Fund will depend primarily upon the creditworthiness of the borrower, whose financial condition may be troubled or highly leveraged, for payment of principal and interest. If a Fund does not receive scheduled interest or principal payments on such indebtedness, such Fund’s share price could be adversely affected. A Fund may invest in loans that are rated by a nationally recognized statistical rating organization or are unrated, and may invest in loans of any credit quality, including “distressed” companies with respect to which there is a substantial risk of losing the entire amount invested. In addition, certain bank loans in which a Fund may invest may be illiquid and, therefore, difficult to value and/or sell at a price that is beneficial to the Funds. A Fund, as a participant in a loan, has no direct claim on the loan and would be a creditor of the lender, and not the borrower, in the event of a borrower’s insolvency or default. Transactions in many loans settle on a delayed basis, and a Fund may not receive the proceeds from the sale of a loan for a substantial period after the sale (i.e., more than seven days after the sale). As a result, sale proceeds related to the sale of loans may not be available to make additional investments or to meet a Fund’s redemption obligations until potentially a substantial period after the sale of the loans. In addition, loans are not registered under the federal securities laws like stocks and bonds, so investors in loans have less protection against improper practices than investors in registered securities.

Credit Risk – A company may not be able to repay its debt. The Funds invest primarily in “high yield” securities and loans (i.e., rated below Baa3 or BBB- by one or more nationally recognized statistical rating organizations or are unrated but are of comparable credit quality to obligations rated below investment-grade). High yield securities and loans have greater credit risk than more highly rated debt obligations and have a greater possibility that an adverse change in the financial condition of the issuer or the economy may

SHENKMAN CAPITAL FUNDS

NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2019

impair the ability of the issuer to make payments of principal and interest. Bankruptcy and similar laws applicable to issuers of the high yield securities and loans may also limit the amount of a Fund’s recovery if the issuer becomes insolvent. High yield securities and loans have historically experienced greater default rates than has been the case for investment-grade securities.

High Yield Risk – Bonds and loans rated below BBB by S&P or Baa by Moody’s (commonly referred to as “junk bonds or loans”) typically carry higher coupon rates than investment grade bonds, but also are described as speculative by both S&P and Moody’s and may be subject to greater market price fluctuations, less liquidity and greater risk of income or principal including greater possibility of default and bankruptcy of the issuer of such securities than more highly rated bonds and loans. Lower-rated bonds and loans also are more likely to be sensitive to adverse economic or company developments and more subject to price fluctuations in response to changes in interest rates. The market for lower-rated debt issues generally is thinner and less active than that for higher quality securities, which may limit a Fund’s ability to sell such securities at fair value in response to changes in the economy or financial markets. During periods of economic downturn or rising interest rates, highly leveraged issuers of lower-rated securities may experience financial stress which could adversely affect their ability to make payments of interest and principal and increase the possibility of default.

Interest Rate Risk – Bond prices generally rise when interest rates decline and decline when interest rates rise. The longer the duration of a bond, the more a change in interest rates affects the bond’s price. Short-term and long-term interest rates may not move the same amount and may not move in the same direction. It is likely there will be less governmental action in the near future to maintain low interest rates, or that governmental actions will be less effective in maintaining low interest rates. The negative impact on fixed income securities from the resulting rate increases for that and other reasons could be swift and significant, including falling market values and reduced liquidity. Substantial redemptions from bond and other income funds may worsen that impact. Other types of securities also may be adversely affected from an increase in interest rates.

Investment Risk – The Funds invest primarily in debt obligations issued by non-investment grade companies that may have significant risks as a result of business, financial, market or legal uncertainties. There can be no assurance that the Advisor will correctly evaluate the nature and magnitude of the various factors that could affect the value of, and return on, a Fund’s investments. Prices of the investments held by the Funds may be volatile, and a variety of other factors that are inherently difficult to predict, such as domestic or international economic and political developments, may significantly affect the results of a Fund’s activities and the value of its investments.

SHENKMAN CAPITAL FUNDS

NOTES TO FINANCIAL STATEMENTS – Continued
September 30, 2019

Liquidity Risk – Low or lack of trading volume may make it difficult to sell securities held by the Funds at quoted market prices. The Funds’ investments may at any time consist of significant amounts of securities that are thinly traded or for which no market exists. For example, the investments held by a Fund may not be liquid in all circumstances so that, in volatile markets, the Advisor may not be able to close out a position without incurring a loss. The foregoing risks may be accentuated when the Funds are required to liquidate positions to meet withdrawal requests. Additionally, floating rate loans generally are subject to legal or contractual restrictions on resale, may trade infrequently, and their value may be impaired when the Funds need to liquidate such loans. High yield bonds and loans generally trade only in the over-the-counter market rather than on an organized exchange and may be more difficult to purchase or sell at a fair price, which could have a negative impact on a Fund’s performance.

Market Risk – The prices of some or all of the securities in which the Funds invest may decline for a number of reasons, including in response to economic developments and perceptions about the creditworthiness of individual issuers. There can be no assurance that what is perceived as an investment opportunity will not, in fact, result in substantial losses. There is more risk that prices will go down for investors investing over short time horizons.

Rule 144A Securities Risk – Rule 144A securities are purchased in transactions exempt from the registration requirements of the Securities Act of 1933, as amended, (the “Securities Act”) pursuant to Rule 144A of the Securities Act. Rule 144A securities may only be sold to qualified institutional buyers, such as the Funds. The market for Rule 144A securities typically is less active than the market for public securities. Rule 144A securities carry the risk that the trading market may not continue and the Funds might be unable to dispose of these securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requirements.

NOTE 11 – SUBSEQUENT EVENTS

Effective October 1, 2019, the Board approved Sullivan & Worcester LLP as the Trust’s new counsel and independent counsel to the independent trustees.

On November 25, 2019, U.S. Bancorp, the parent company of Quasar Distributors, LLC, the Funds’ distributor, announced that it had signed a purchase agreement to sell Quasar to Foreside Financial Group, LLC such that Quasar will become a wholly-owned broker-dealer subsidiary of Foreside.  The transaction is expected to close by the end of March 2020.  Quasar will remain the Funds’ distributor at the close of the transaction, subject to Board approval.

SHENKMAN CAPITAL FUNDS

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

To the Board of Trustees
Advisors Series Trust and Shareholders of:
Shenkman Capital Floating Rate High Income Fund
Shenkman Capital Short Duration High Income Fund

Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of the Shenkman Capital Floating Rate High Income Fund and the Shenkman Capital Short Duration High Income Fund (the “Funds”), each a series of Advisors Series Trust (the “Trust”), including the schedules of investments, as of September 30, 2019, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and with respect to the Shenkman Capital Floating Rate High Income Fund, the financial highlights for each of the four years in the period then ended and for the period October 15, 2014 (commencement of operations) through September 30, 2015, with respect to the Shenkman Capital Short Duration High Income Fund, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of September 30, 2019, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2003.

We conducted our audits in accordance with the standards of the PCAOB.  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2019 by correspondence with the custodian, transfer agents, and brokers or by other appropriate auditing procedures where replies were not received.  We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
November 27, 2019

SHENKMAN CAPITAL FUNDS

INFORMATION ABOUT TRUSTEES AND OFFICERS
(Unaudited)

This chart provides information about the Trustees and Officers who oversee the Funds.  Officers elected by the Trustees manage the day-to-day operations of the Funds and execute policies formulated by the Trustees.

Independent Trustees(1)
Number
of
		Term of		Portfolios
		Office		in Fund	Other
	Position	and	Principal	Complex	Directorships
	Held	Length	Occupation	Overseen	Held
Name, Address	with the	of Time	During Past	by	During Past
and Age	Trust	Served	Five Years	Trustee(2)	Five Years(3)
Gail S. Duree	Trustee	Indefinite	Director, Alpha	2	Trustee,
(age 73)		term;	Gamma Delta		Advisors
615 E. Michigan St.		since	Housing		Series Trust
Milwaukee, WI		March	Corporation		(for series not
53202		2014.	(collegiate		affiliated with
			housing		the Funds);
			management)		Independent
			(2012 to July		Trustee from
			2019); Trustee		1999 to 2012,
			and Chair		New Covenant
			(2000 to 2012),		Mutual Funds
			New Covenant		(an open-end
			Mutual Funds		investment
			(1999 to 2012);		company with
			Director and		4 portfolios).
Board Member,
Alpha Gamma
Delta Foundation
(philanthropic
organization)
(2005 to 2011).

SHENKMAN CAPITAL FUNDS

INFORMATION ABOUT TRUSTEES AND OFFICERS – Continued
(Unaudited)

Number
of
		Term of		Portfolios
		Office		in Fund	Other
	Position	and	Principal	Complex	Directorships
	Held	Length	Occupation	Overseen	Held
Name, Address	with the	of Time	During Past	by	During Past
and Age	Trust	Served	Five Years	Trustee(2)	Five Years(3)
David G. Mertens	Trustee	Indefinite	Partner and	2	Trustee,
(age 59)		term*;	Head of		Advisors
615 E. Michigan St.		since	Business		Series Trust
Milwaukee, WI		March	Development		(for series not
53202		2017.	Ballast Equity		affiliated with
			Management,		the Funds).
LLC (a privately-
held investment
advisory firm)
(February 2019
to present);
Managing
Director and
Vice President,
Jensen
Investment
Management,
Inc. (a privately-
held investment
advisory firm)
(2002 to 2017).

George J. Rebhan	Chairman	Indefinite	Retired;	2	Trustee,
(age 85)	of the	term;	formerly		Advisors
615 E. Michigan St.	Board	since	President,		Series Trust
Milwaukee, WI	and	May	Hotchkis and		(for series not
53202	Trustee	2002.	Wiley Funds		affiliated with
			(mutual funds)		the Funds);
			(1985 to 1993).		Independent
Trustee from
1999 to 2009,
E*TRADE
Funds.

SHENKMAN CAPITAL FUNDS

INFORMATION ABOUT TRUSTEES AND OFFICERS – Continued
(Unaudited)

Number
of
		Term of		Portfolios
		Office		in Fund	Other
	Position	and	Principal	Complex	Directorships
	Held	Length	Occupation	Overseen	Held
Name, Address	with the	of Time	During Past	by	During Past
and Age	Trust	Served	Five Years	Trustee(2)	Five Years(3)
Joe D. Redwine	Trustee	Indefinite	Retired;	2	Trustee,
(age 72)		term;	formerly		Advisors
615 E. Michigan St.		since	Manager,		Series Trust
Milwaukee, WI		September	President,		(for series not
53202		2008.	CEO, U.S.		affiliated with
			Bancorp Fund		the Funds).
Services, LLC,
and its
predecessors,
(May 1991 to
July 2017).

Raymond B. Woolson	Trustee	Indefinite	President,	2	Trustee,
(age 60)		term*;	Apogee Group,		Advisors
615 E. Michigan St.		since	Inc. (financial		Series Trust
Milwaukee, WI		January	consulting firm)		(for series not
53202		2016.	(1998 to present).		affiliated with
the Funds);
Independent
Trustee,
DoubleLine
Funds Trust
(an open-end
investment
company with
16 portfolios),
DoubleLine
Opportunistic
Credit Fund
and
DoubleLine
Income
Solutions
Fund, from
2010 to
present;
Independent
Trustee,
DoubleLine
Equity Funds
from 2010 to
2016.

SHENKMAN CAPITAL FUNDS

INFORMATION ABOUT TRUSTEES AND OFFICERS – Continued
(Unaudited)

Officers

Term of
Office
	Position	and
	Held	Length
Name, Address	with the	of Time	Principal Occupation
and Age	Trust	Served	During Past Five Years
Jeffrey T. Rauman	President,	Indefinite	Senior Vice President, Compliance and
(age 50)	Chief	term;	Administration, U.S. Bank Global Fund
615 E. Michigan St.	Executive	since	Services (February 1996 to present.)
Milwaukee, WI	Officer	December
53202	and	2018.
Principal
Executive
Officer

Cheryl L. King	Vice	Indefinite	Vice President, Compliance and
(age 58)	President,	term;	Administration, U.S. Bank Global Fund
615 E. Michigan St.	Treasurer	since	Services (October 1998 to present).
Milwaukee, WI	and	since
53202	Principal	December
	Financial	2007.
Officer

Kevin J. Hayden	Assistant	Indefinite	Assistant Vice President, Compliance
(age 48)	Treasurer	term;	and Administration, U.S. Bank Global
615 E. Michigan St.		since	Fund Services (June 2005 to present).
Milwaukee, WI		September
53202		2013.

Richard R. Conner	Assistant	Indefinite	Assistant Vice President, Compliance
(age 37)	Treasurer	term;	and Administration, U.S. Bank Global
615 E. Michigan St.		since	Fund Services (July 2010 to present).
Milwaukee, WI		December
53202		2018.

Michael L. Ceccato	Vice	Indefinite	Senior Vice President, U.S. Bank Global
(age 62)	President,	term;	Fund Services and Vice President,
615 E. Michigan St.	Chief	since	U.S. Bank N.A. (February 2008 to
Milwaukee, WI	Compliance	September	present).
53202	Officer and	2009.
AML Officer

SHENKMAN CAPITAL FUNDS

INFORMATION ABOUT TRUSTEES AND OFFICERS – Continued
(Unaudited)

Term of
Office
	Position	and
	Held	Length
Name, Address	with the	of Time	Principal Occupation
and Age	Trust	Served	During Past Five Years
Elaine E.	Vice	Indefinite	Senior Vice President, U.S. Bank Global
Richards, Esq.	President	term;	Fund Services (July 2007 to present).
(age 51)	and	since
2020 East	Secretary	September
Financial Way,		2019.
Suite 100
Glendora, CA
91741

*
Under the Trust’s Agreement and Declaration of Trust, a Trustee serves during the continued lifetime of the Trust until he/she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the election and qualification of his/her successor.  In addition, the Trustees have designated a mandatory retirement age of 75, such that each Trustee first elected or appointed to the Board after December 1, 2015, serving as such on the date he or she reaches the age of 75, shall submit his or her resignation not later than the last day of the calendar year in which his or her 75th birthday occurs.

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of September 30, 2019, the Trust was comprised of 39 active portfolios managed by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Funds.  The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

(3)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

The Funds’ Statement of Additional Information includes additional information about the Funds’ Trustees and Officers and is available, without charge, upon request by calling 1-855-743-6562 or by visiting the Funds’ website at www.shenkmancapital.com.

SHENKMAN CAPITAL FUNDS

NOTICE TO SHAREHOLDERS
September 30, 2019 (Unaudited)

Federal Tax Distribution Information

For the year ended September 30, 2019, the Floating Rate High Income Fund and the Short Duration High Income Fund designated $12,919,332 and $19,779,090, respectively, as ordinary income for purposes of the dividends paid deduction.

For the fiscal year ended September 30, 2019, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Floating Rate High Income Fund	0.25%
Short Duration High Income Fund	0.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended September 30, 2019 was as follows:

Floating Rate High Income Fund	0.25%
Short Duration High Income Fund	0.00%

How to Obtain a Copy of the Funds’ Proxy Voting Policies

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-855-SHENKMAN (1-855-743-6562) or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Funds’ Proxy Voting Records for the 12-Month Period Ended June 30

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-855-SHENKMAN (1-855-743-6562). Furthermore, you can obtain the Funds’ proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q is available on the SEC’s website at http://www.sec.gov. Information included in the Funds’ Form N-Q is also available, upon request, by calling 1-855-SHENKMAN (1-855-743-6562).

SHENKMAN CAPITAL FUNDS

NOTICE TO SHAREHOLDERS – Continued
September 30, 2019 (Unaudited)

Householding

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-855-SHENKMAN (1-855-743-6562) to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

SHENKMAN CAPITAL FUNDS

PRIVACY NOTICE

The Funds collect non-public information about you from the following sources:

• Information we receive about you on applications or other forms;

• Information you give us orally; and/or

• Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

(This Page Intentionally Left Blank.)

Adviser
Shenkman Capital Management, Inc.
461 Fifth Avenue, 22nd Floor
New York, NY  10017

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue, 6th Floor
Milwaukee, WI  53202

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202
(855) 743-6562

Custodian
U.S. Bank N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, WI  53212

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, PA  19102

Legal Counsel
Sullivan & Worcester LLP
1633 Broadway, 32nd Floor
New York, NY  10019

This report is intended for shareholders of the Funds and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance.  Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Statements and other information herein are dated and are subject to change.

SJ-ANNUAL

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any substantive amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Gail S. Duree is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 9/30/2019	FYE 9/30/2018
Audit Fees	$45,800	$43,400
Audit-Related Fees	N/A	N/A
Tax Fees	$7,200	$7,200
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 9/30/2019	FYE 9/30/2018
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 9/30/2019	FYE 9/30/2018
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

(a) Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

(b) Not applicable.

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Chief Executive Officer/Principal Executive Officer and Vice President/Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*      /s/ Jeffrey T. Rauman
 Jeffrey T. Rauman, President/Chief Executive Officer/Principal
 Executive Officer

Date   12/6/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, as amended, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*     /s/ Jeffrey T. Rauman
Jeffrey T. Rauman, President/Chief Executive Officer/Principal
Executive Officer

Date   12/6/2019

By (Signature and Title)*    /s/ Cheryl L. King
Cheryl L. King, Vice President/Treasurer/Principal Financial Officer

Date   12/9/2019

* Print the name and title of each signing officer under his or her signature.